PIMCO Funds
Prospectus
March 20, 2023
Bond Funds
	Inst	I-2	I-3	Admin	A	C
PIMCO Total Return Fund V	PPEIX	-	-	-	-	-
Neither the U.S. Securities and Exchange Commission nor the U.S. Commodity Futures Trading Commission has approved or disapproved these securities, or determined if this prospectus is truthfuI or compIete. Any representation to the contrary is a criminaI offense.

PIMCO Total Return Fund V

Investment Objective
The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the “Classes of Shares” section on page 18 of the Fund’s prospectus, Appendix B to the Fund’s prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial professional.
Shareholder Fees (fees paid directly from your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	2.25%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	None	None	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
	Inst Class	I-2	I-3	Admin Class	Class A	Class C
Management Fees	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A	0.25%	0.25%	1.00%
Other Expenses(1)	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.65%	0.75%	0.80%	0.95%	1.70%
Fee Waiver and/or Expense Reimbursement(2)(3)	(0.05)%	(0.05)%	(0.10)%	(0.05)%	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.50%	0.60%	0.65%	0.75%	0.90%	1.65%
1
“Other Expenses” reflect estimated expenses for the Fund’s first fiscal year.
2
PIMCO has contractually agreed, through July 31, 2024, to reduce its supervisory and administrative fee for the Fund’s I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term.
3
Pacific Investment Management Company LLC (“PIMCO”) has contractually agreed, through July 31, 2024 to waive its management fee, or reimburse the Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.0049% of the Fund’s average net assets (the “Expense Limit”). Under the Expense Limitation Agreement, which renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term, PIMCO may recoup these waivers and reimbursements in future periods, not exceeding three years, provided that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees, plus recoupment, do not exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit).
Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, I-3, Administrative Class, Class A or Class C shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you redeem your shares at the end of each period:
	1 Year	3 Years
Institutional Class	$51	$171
I-2	$61	$203
I-3	$66	$230
Administrative Class	$77	$250
Class A	$315	$517
Class C	$168	$531
If you do not redeem your shares:
	1 Year	3 Years
Class A	$315	$517
Class C	$68	$531
Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund’s performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate is provided for the Fund.
Principal Investment Strategies
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the portfolio duration of the securities comprising the Bloomberg

PIMCO Funds | Prospectus  1

PIMCO Total Return Fund V

U.S. Aggregate Index, as calculated by PIMCO, which as of December 31, 2022 was 6.17 years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the (1) manufacture of alcoholic beverages, tobacco products or military equipment, (2) operation of gambling casinos, (3) oil industry, including extraction, production, and refining, or (4) production or distribution of coal and coal fired generation. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be engaged principally in an activity if it derives more than 10% of its gross revenues from such activities (or such more restrictive threshold or exclusionary screen (i.e., a lower gross revenue threshold), as may be determined by PIMCO from time to time).
In addition, the Fund will not invest in the securities of any non-governmental issuer known to (1) derive gross revenue from the production, direction or publication of adult entertainment materials, as well as those known to be directly engaged in the business of distributing and retailing such materials, (2) provide abortions or manufacture abortifacients (and entities that own or are owned thereby), (3) manufacture products intended for contraception, (4) engage in certain types of stem cell research (including the use of embryonic or fetal stem cells to develop products), or (5) produce and/or retail cannabis for recreational use, each of the foregoing generally as determined by a third-party data provider and reported to PIMCO. In analyzing whether an issuer meets any of the criteria described in the foregoing sentence, PIMCO intends to predominantly rely upon, among other things, information provided by an independent third party, including research and screens employed for certain values-based or Catholic institutions such as the MSCI Catholic Values Screening Methodology and related research. Please see the Additional Information Regarding Certain Screens Used by the Fund section of the prospectus for additional information, including a description of the methodologies that may be used to determine whether a non-governmental issuer is known to be engaged in an activity
Notwithstanding the restrictions set forth above, the Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. The Fund may also invest in labeled green, sustainable, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate (often referred to as “green bonds”), environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that a bond will or has been used to fund projects that include eligible benefits or, in the case of sustainability-linked bonds, that the bond includes sustainability-linked covenants.
The Fund may avoid investment in the securities of issuers whose business practices with respect to the environment, social responsibility, and governance (“ESG practices”) are not to PIMCO’s satisfaction. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of material ESG issues and may also reference standards as set forth by recognized global organizations such as entities sponsored by the United Nations, among others. Additionally, PIMCO may engage proactively with issuers to encourage them to improve their ESG practices. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and will endeavor to work collaboratively with company management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the company’s own initiatives. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”), as rated by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, as determined by PIMCO (except such 20% limitation shall not apply to the Fund's investments in mortgage- and asset-backed securities). In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest, together with any other investments denominated in foreign currencies, up to 30% of its total assets in such instruments). The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.
The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities (issuers of which generally will not be treated as subject to the non-governmental issuer screens described herein), subject to applicable law and any other restrictions described in the Fund’s prospectus or Statement of Additional Information. The Fund may invest in derivatives, such as credit default swaps, on indexes of securities which may include exposure to issuers that the Fund is not permitted to invest in directly. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by

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Prospectus

entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred securities.
Principal Risks
It is possible to lose money on an investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below.
New Fund Risk: the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies
Small Fund Risk: the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares
Interest Rate Risk: the risk that fixed income securities will fluctuate in value because of a change in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration
Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features
Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations
High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity
Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries
Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services
Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity
Derivatives Risk: the risk of investing in derivative instruments (such as forwards, futures, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks and valuation complexity. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. Changes in the value of a derivative or other similar instrument may also create margin delivery or settlement payment obligations for the Fund. The Fund’s use of derivatives or other similar investments may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with the Fund's clearing broker or the clearinghouse. Changes in regulation relating to a registered mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and the Fund’s performance
Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities
Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

March 20, 2023 | Prospectus  3

PIMCO Total Return Fund V

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes, diplomatic developments or the imposition of sanctions and other similar measures. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers
Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk
Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion
Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies
Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative or other similar instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss
Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio managers in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved
Short Exposure Risk: the risk of entering into short sales or other short positions, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale or other short position will not fulfill its contractual obligations, causing a loss to the Fund
Environmental, Social and Governance and Faith-Based Values Investing Risk: the risk that, because the Fund’s ESG strategy (and certain faith-based values investment guidelines) may select or exclude securities of certain issuers for reasons in addition to performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor
LIBOR Transition Risk: the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”). Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in the value of certain instruments held by the Fund
Please see “Description of Principal Risks” in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance Information
The Fund does not have a full calendar year of performance. Thus, no bar chart or Average Annual Total Returns table is included for the Fund. Once the Fund commences operations, performance will be updated daily and quarterly and may be obtained at https://www.pimco.com.
Investment Adviser/Portfolio Managers
PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by Mohit Mittal, Qi Wang, Jelle Brons and Mark Kiesel. Mr. Kiesel is CIO Global Credit and Ms. Wang is CIO Portfolio Implementation. Messrs. Mittal and Kiesel and Ms. Wang are Managing Directors of PIMCO and Mr. Brons is an Executive Vice President of PIMCO. Messrs. Mittal, Brons and Kiesel and Ms. Wang will manage the Fund as of its inception.
Purchase and Sale of Fund Shares
Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

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Prospectus

Institutional Class, I-2, I-3 and Administrative Class
The minimum initial investment for Institutional Class, I-2, I-3 and Administrative Class shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.
You may sell (redeem) all or part of your Institutional Class, I-2, I-3 and Administrative Class shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:
◾
Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o SS&C Global Investors and Distribution Solutions, Inc.
430 W 7th Street, STE 219024, Kansas City, MO 64105-1407
◾
Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you
◾
Sending a fax to our Shareholder Services department at 816.421.2861
◾
Sending an e-mail to piprocess@dstsystems.com
Class A and Class C
The minimum initial investment for Class A and Class C shares of the Fund is $1,000. The minimum subsequent investment for Class A and Class C shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A and Class C shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o SS&C Global Investors and Distribution Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105- 1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.
Payments to Broker-Dealers and Other Financial Firms
If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm’s website for more information.

March 20, 2023 | Prospectus  5

PIMCO Funds

Description of Principal Risks
The value of your investment in the Fund changes with the values of the Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on the Fund’s investments as a whole are called “principal risks.” The principal risks of the Fund are identified in the Fund Summary and are described in this section. The Fund may be subject to additional risks other than those identified and described below because the types of investments made by the Fund can change over time. Securities and investment techniques mentioned in this summary that appear in bold type are described in greater detail under “Characteristics and Risks of Securities and Investment Techniques.” That section and “Investment Objectives and Policies” in the Statement of Additional Information (“SAI”) also include more information about the Fund, its investments and the related risks. There is no guarantee that the Fund will be able to achieve its investment objective. It is possible to lose money by investing in the Fund.
New Fund Risk
A new Fund’s performance may not represent how the Fund is expected to or may perform in the long term if and when it becomes larger and has fully implemented its investment strategies. Investment positions may have a disproportionate impact (negative or positive) on performance in new Funds. New Funds may also require a period of time before they are fully invested in securities that meet their investment objectives and policies and achieve a representative portfolio composition. Fund performance may be lower or higher during this “ramp-up” period, and may also be more volatile, than would be the case after the Fund is fully invested. Similarly, a new Fund’s investment strategy may require a longer period of time to show returns that are representative of the strategy. New Funds have limited performance histories for investors to evaluate and new Funds may not attract sufficient assets to achieve investment and trading efficiencies. If a new Fund were to fail to successfully implement its investment strategies or achieve its investment objective, performance may be negatively impacted, and any resulting liquidation could create negative transaction costs for the Fund and tax consequences for investors.
Small Fund Risk
A smaller Fund may not grow to or maintain an economically viable size to achieve investment or trading efficiencies, which may negatively impact performance and/or force the Fund to liquidate. Additionally, a smaller Fund may be more adversely affected by large purchases or redemptions of Fund shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchases or redemptions.
Interest Rate Risk
Interest rate risk is the risk that fixed income securities and other instruments in the Fund’s portfolio will fluctuate in value because of a change in interest rates. For example, as nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money as a result of movements in interest rates. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.
Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates. Inflation-indexed bonds, including Treasury Inflation-Protected Securities (“TIPS”), decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.
Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value (“NAV”) of the Fund’s shares.
A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Risks associated with rising interest rates are heightened under current market conditions given that the U.S. Federal Reserve (the “Federal Reserve”) has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Further, in market environments where interest rates are rising, issuers may be less willing or able to make principal and interest payments on fixed-income investments when due.

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Prospectus

During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries have previously experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.
Measures such as average duration may not accurately reflect the true interest rate sensitivity of the Fund. This is especially the case if the Fund consists of securities with widely varying durations. Therefore, if the Fund has an average duration that suggests a certain level of interest rate risk, the Fund may in fact be subject to greater interest rate risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund.
Convexity is an additional measure used to understand a security’s or Fund‘s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates. With respect to a security’s price, a larger convexity (positive or negative) may imply more dramatic price changes in response to changing interest rates. Convexity may be positive or negative. Negative convexity implies that interest rate increases result in increased duration, meaning increased sensitivity in prices in response to rising interest rates. Thus, securities with negative convexity, which may include bonds with traditional call features and certain mortgage-backed securities, may experience greater losses in periods of rising interest rates. Accordingly, if the Fund holds such securities, the Fund may be subject to a greater risk of losses in periods of rising interest rates.
Call Risk
Call risk refers to the possibility that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security in which the Fund has invested, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.
Credit Risk
The Fund could lose money if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The risk that such issuer, guarantor or counterparty is less willing or able to do so is heightened in market environments where interest rates are rising. The downgrade of the credit of a security held by the Fund may decrease its value. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Measures such as average credit quality may not accurately reflect the true credit risk of the Fund. This is especially the case if the Fund consists of securities with widely varying credit ratings. Therefore, if the Fund has an average credit rating that suggests a certain credit quality, the Fund may in fact be subject to greater credit risk than the average would suggest. This risk is greater to the extent the Fund uses leverage or derivatives in connection with the management of the Fund. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.
High Yield Risk
The Fund may invest in high yield securities and unrated securities of similar credit quality (commonly known as “high yield securities” or “junk bonds”) and may be subject to greater levels of credit risk, call risk and liquidity risk than funds that do not invest in such securities. These securities are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a high yield security may lose significant market value before a default occurs. High yield securities structured as zero-coupon bonds or pay-in-kind securities tend to be especially volatile as they are particularly sensitive to downward pricing pressures from rising interest rates or widening spreads and may require the Fund to make taxable distributions of imputed income without receiving the actual cash currency. Issuers of high yield securities may have the right to “call” or redeem the issue prior to maturity, which may result in the Fund having to reinvest the proceeds in other high yield securities or similar instruments that may pay lower interest rates. The Fund may also be subject to greater levels of liquidity risk than funds that do not invest in high yield securities. In addition, the high yield securities in which the Fund invests may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield securities may involve greater costs than transactions in more actively traded securities. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors

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may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield security for an extended period after such sale, each of which could result in losses to the Fund. Because of the risks involved in investing in high yield securities, an investment in the Fund that invests in such securities should be considered speculative.
Market Risk
The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.
In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes, diplomatic developments or the imposition of sanctions and other similar measures, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as presidential elections in the U.S. or abroad or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, or otherwise adversely affect the U.S. regulatory landscape, the general market environment and/or investor sentiment, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. Funds that have focused their investments in a region enduring geopolitical market disruption will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.
Current market conditions may pose heightened risks with respect to the Fund which may invest in fixed income securities. As discussed more under “Interest Rate Risk,” the Federal Reserve has begun to raise interest rates from historically low levels and has signaled an intention to continue to do so. Any additional interest rate increases in the future could cause the value of the Fund to decrease. As such, fixed income securities markets may experience heightened levels of interest rate, volatility and liquidity risk. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, therefore adversely affecting the Fund and its shareholders.
Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments. In addition, the Fund may rely on various third-party sources to calculate its NAV. As a result, the Fund is subject to certain operational risks associated with reliance on service providers and service providers’ data sources. In particular, errors or systems failures and other technological issues may adversely impact the Fund’s calculations of its NAV, and such NAV calculation issues may result in inaccurately calculated NAVs, delays in NAV calculation and/or the inability to calculate NAVs over extended periods. The Fund may be unable to recover any losses associated with such failures.

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Prospectus

Issuer Risk
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, major litigation, investigations or other controversies, changes in financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, changes in financial condition or credit rating, financial leverage or reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. A change in the financial condition of a single issuer may affect securities markets as a whole.
Liquidity Risk
The Securities and Exchange Commission (the “SEC”) defines liquidity risk as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Liquidity risk exists when particular investments are difficult to purchase or sell. Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may become harder to value, especially in changing markets. The Fund’s investments in illiquid investments may reduce the returns of the Fund because it may be unable to sell the illiquid investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers seek to provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.
In such cases, the Fund, due to regulatory limitations on investments in illiquid investments and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve securities of companies with smaller market capitalizations, foreign (non-U.S.) securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests, redemption requests by certain large shareholders such as institutional investors or asset allocators, or other unusual market conditions that may make it difficult for the Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require the Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as the Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.
Certain accounts or PIMCO affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Derivatives Risk
Derivatives and other similar instruments (referred to collectively as “derivatives”) are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Fund may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this prospectus and described in more detail under “Investment Objectives and Policies” in the SAI. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of strategies designed to gain exposure to, for example, issuers, portions of the yield curve, indexes, sectors, currencies, and/or geographic regions, and/or to reduce exposure to other risks, such as interest rate, credit or currency risk. The Fund may also use derivatives for leverage, in which case its use would involve leveraging risk, and in some cases, may subject the Fund to the potential for unlimited loss. The use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk (which may be heightened for highly-customized derivatives), interest rate risk, market risk, leverage risk, counterparty (including credit) risk, operational risk, legal risk and management risk, as well as risks arising from changes in applicable requirements. They also involve the risk of

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improper valuation and the risk that changes in the value of a derivative instrument may not correlate perfectly with the underlying asset, rate or index. By investing in a derivative instrument, the Fund could lose more than the initial amount invested and derivatives may increase the volatility of the Fund, especially in unusual or extreme market conditions. The Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for the Fund. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial or that, if used, such strategies will be successful. In addition, the Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker or the clearinghouse.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which the Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty. Therefore, it may not be possible for the Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its scheduled termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. In such case, the Fund may lose money.
Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, appropriate derivative transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, the Fund may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. When such markets are unavailable, the Fund will be subject to increased liquidity and investment risk.
When a derivative is used as a hedge against a position that the Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying instrument, and there can be no assurance that a Fund’s hedging transactions will be effective.
The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Equity Risk
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities also include, among other things, preferred securities, convertible stocks and warrants. The values of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.
Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause the Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of

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the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.
Foreign (Non-U.S.) Investment Risk
The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign (non-U.S.) countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign (non-U.S.) securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruptions, political changes, security suspensions, diplomatic developments or the imposition of sanctions or other similar measures could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign (non-U.S.) securities. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is difficult to ascertain. These types of measures may include, but are not limited to, banning a sanctioned country or certain persons or entities associated with such country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities or persons. The imposition of sanctions and other similar measures could, among other things, result in a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country's securities or those of companies located in or economically tied to the sanctioned country, currency devaluation or volatility, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could directly or indirectly limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and adversely impact the Fund's liquidity and performance. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or in securities denominated in a particular foreign (non-U.S.) currency, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign (non-U.S.) investments. Foreign (non-U.S.) securities may also be less liquid and more difficult to value than securities of U.S. issuers.
Emerging Markets Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent the Fund invests in emerging market securities. Emerging market securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, and potentially greater than, the risks of investing in securities and instruments economically tied to developed foreign countries. To the extent the Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities. The Fund focuses its investments in multiple asset classes of emerging market securities and may have a limited ability to mitigate losses in an environment that is adverse to emerging market securities in general. Emerging market securities may also be more volatile, less liquid (particularly during market closures due to local holidays or other reasons) and more difficult to value than securities economically tied to developed foreign countries. The systems and procedures for trading and settlement of securities in emerging markets are less developed and less transparent and transactions may take longer to settle. Emerging market countries typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers. The Fund may also be subject to Emerging Markets Risk if it invests in derivatives or other securities or instruments whose value or return are related to the value or returns of emerging markets securities. Rising interest rates, combined with widening credit spreads, could negatively impact the value of emerging market debt and increase funding costs for foreign issuers. In such a scenario, foreign issuers might not be able to service their debt obligations, the market for emerging market debt could suffer from reduced liquidity, and the Fund could lose money. The economy of some emerging markets may be particularly exposed to or affected by a certain industry or sector, and therefore issuers and/or securities of such emerging markets may be more affected by the performance of such industries or sectors.

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PIMCO Funds

Sovereign Debt Risk
Sovereign debt risk is the risk that fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion. A sovereign entity’s failure to make timely payments on its debt can result from many factors, including, without limitation, insufficient foreign (non-U.S.) currency reserves or an inability to sufficiently manage fluctuations in relative currency valuations, an inability or unwillingness to satisfy the demands of creditors and/or relevant supranational entities regarding debt service or economic reforms, the size of the debt burden relative to economic output and tax revenues, cash flow difficulties, and other political and social considerations. The risk of loss to the Fund in the event of a sovereign debt default or other adverse credit event is heightened by the unlikelihood of any formal recourse or means to enforce its rights as a holder of the sovereign debt. In addition, sovereign debt restructurings, which may be shaped by entities and factors beyond the Fund’s control, may result in a loss in value of the Fund’s sovereign debt holdings.
Currency Risk
If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives or other instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Currency rates in foreign (non-U.S.) countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, rates of inflation, balance or payments and governmental surpluses or deficits, intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.
Currency risk may be particularly high to the extent that the Fund invests in foreign (non-U.S.) currencies or engages in foreign currency transactions that are economically tied to emerging market countries. These currency transactions may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) currencies or engaging in foreign currency transactions that are economically tied to developed foreign countries.
Leveraging Risk
Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives or other similar instruments may also create leveraging risk. The Fund also may be exposed to leveraging risk by borrowing money for investment purposes. Leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations when it may not be advantageous to do so. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. Certain types of leveraging transactions, such as short sales that are not “against the box,” (i.e., short sales where the Fund does not hold the security or have the right to acquire it without payment of further consideration), could theoretically be subject to unlimited losses in cases where the Fund, for any reason, is unable to close out the transaction. In addition, to the extent the Fund borrows money, interest costs on such borrowings may not be recovered by any appreciation of the securities purchased with the borrowed amounts and could exceed the Fund’s investment returns, resulting in greater losses. Moreover, to make payments of interest and other loan costs, the Fund may be forced to sell portfolio securities when it is not otherwise advantageous to do so.
Management Risk
The Fund is subject to management risk because it is an actively managed investment portfolio. PIMCO and each individual portfolio manager will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. In such circumstances, PIMCO or the individual portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund. To the extent the Fund employs strategies targeting perceived pricing inefficiencies, arbitrage strategies or similar strategies, it is subject to the risk that the pricing or valuation of the securities and instruments involved in such strategies may change unexpectedly, which may result in reduced returns or losses to the Fund. The Fund is also subject to the risk that deficiencies in the internal systems or controls of PIMCO or another service provider will cause losses for the Fund or hinder Fund operations. For example, trading delays or errors (both human and systemic) could prevent the Fund from purchasing a security expected to appreciate in value. Additionally, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and each individual portfolio manager in connection with managing the Fund and may also adversely affect the ability

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Prospectus

of the Fund to achieve its investment objectives. There also can be no assurance that all of the personnel of PIMCO will continue to be associated with PIMCO for any length of time. The loss of services of one or more key employees of PIMCO could have an adverse impact on the Fund’s ability to realize its investment objective.
Short Exposure Risk
The Fund’s short sales, if any, are subject to special risks. A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. The Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any transaction costs (i.e., premiums and interest) paid to the broker-dealer to borrow securities. Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.
By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long security positions and make any change in the Fund’s NAV greater than it would be without the use of leverage. This could result in increased volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.
In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer. Also, there is the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.
Environmental, Social and Governance and Faith-Based Values Investing Risk
The Fund’s Environmental, Social and Governance (“ESG”) investing strategy (and certain faith-based values investment guidelines), which typically selects or excludes securities of certain issuers for reasons in addition to performance, carries the risk that the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. For example, the application of this strategy could affect the Fund’s exposure to certain sectors or types of investments, which could negatively impact the Fund’s performance. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor, and the factors utilized by PIMCO may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices. PIMCO’s assessment of a company's practices and processes relating to ESG investing may also change, including in response to legal and regulatory developments relevant to sustainable and/or ESG investing. In addition, since ESG investing takes into consideration factors beyond traditional financial analysis, the Fund may have fewer investment opportunities available to it than it would have if it did not take into account ESG characteristics of investments. In evaluating an issuer, PIMCO is dependent upon information and data obtained through voluntary or third-party reporting that may be incomplete, inaccurate or unavailable, or present conflicting information and data with respect to an issuer, which in each case could cause PIMCO to incorrectly assess an issuer’s business practices with respect to its ESG practices. Socially responsible norms differ by region, and an issuer’s ESG practices or PIMCO’s assessment of an issuer’s ESG practices may change over time. PIMCO’s ESG process seeks to exclude issuers deemed to be fundamentally misaligned with sustainability principles. In addition, as a result of PIMCO’s engagement activities, the Fund may purchase securities that do not currently engage in ESG practices that meet criteria established by PIMCO, in an effort to improve an issuer’s ESG practices. Successful application of the Fund’s ESG investing strategy and PIMCO’s engagement efforts will depend on PIMCO’s skill in properly identifying and analyzing material ESG issues, and there can be no assurance that the strategy or techniques employed will be successful. Regulation of ESG investing in the U.S. and abroad is evolving. Future regulatory developments in the U.S. and abroad which seek to regulate ESG investing approaches and/or associated disclosures may impact or otherwise influence the ESG investing strategies utilized by PIMCO in the future. The Fund’s investments in certain issuers may be susceptible to various factors that may impact its businesses or operations, including costs associated with government budgetary constraints that impact publicly funded projects and initiatives, the effects of general economic conditions throughout the world, increased competition from other providers of services, unfavorable tax laws or accounting policies and high leverage. Past performance is not a guarantee or reliable indicator of future results.
LIBOR Transition Risk
Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA publicly announced that all U.S. Dollar LIBOR settings will

March 20, 2023 | Prospectus  13

PIMCO Funds

either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, some U.S. regulated entities have ceased entering into new LIBOR contracts with limited exceptions. While publication of the one-, three- and six- month Sterling and Japanese yen LIBOR settings will continue at least through calendar year 2022 on the basis of a changed methodology (known as “synthetic LIBOR”), these rates have been designated by the FCA as unrepresentative of the underlying market they seek to measure and are solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. For example, certain of the Fund’s investments may involve individual contracts that have (i) no existing fallback provision or language that contemplates the discontinuation of LIBOR or (ii) inadequate fallback provisions or language that does not contemplate a permanent discontinuation of LIBOR, and those investments could experience increased volatility or reduced liquidity as a result of the transition process. In addition, interest rate provisions included in such contracts may need to be renegotiated in contemplation of the transition away from LIBOR. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of the Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.
Disclosure of Portfolio Holdings
Please see “Disclosure of Portfolio Holdings” in the SAI for information about the availability of the complete schedule of the Fund’s holdings.

14  Prospectus | PIMCO Funds

Prospectus

Management of the Fund
Investment Adviser and Administrator
PIMCO serves as the investment adviser and the administrator (serving in its capacity as investment adviser, the “Investment Adviser,” and serving in its capacity as administrator, the “Administrator”) for the Fund. Subject to the supervision of the Board of Trustees of PIMCO Funds (the “Trust”), PIMCO is responsible for managing the investment activities of the Fund and the Fund's business affairs and other administrative matters.
PIMCO is located at 650 Newport Center Drive, Newport Beach, CA 92660. Organized in 1971, PIMCO provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. As of December 31, 2022, PIMCO had approximately $1.74 trillion in assets under management.
Management Fees
The Fund pays for the advisory and supervisory and administrative services it requires under what is essentially an all-in fee structure. The Management Fees shown in the Annual Fund Operating Expenses tables reflect both an advisory fee and a supervisory and administrative fee. The Fund will pay monthly Management Fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets attributable to each class’s shares taken separately):
	Management Fees
Fund Name	Inst Class	I-2	I-3	Admin Class	Class A	Class C
PIMCO Total Return Fund V	0.50%	0.60%	0.70%	0.50%	0.65%	0.65%
◾
Advisory Fees. The Fund pays PIMCO fees in return for providing investment advisory services. The Fund will pay monthly advisory fees to PIMCO at the following annual rates (stated as a percentage of the average daily net assets of the Fund taken separately):
Fund	Advisory Fees(1) All Classes
PIMCO Total Return Fund V	0.25%
(1)
This Fund was not operational as of the date of this prospectus.
A discussion of the basis for the Board of Trustees’ approval of the Fund's investment advisory contract will be available in the Fund's first Annual or Semi-Annual Report to shareholders.
◾
Supervisory and Administrative Fee. The Fund pays for the supervisory and administrative services it requires under what is essentially an all-in fee structure. Shareholders of the Fund pay a supervisory and administrative fee to PIMCO, computed as a percentage of the Fund’s assets attributable in the aggregate to that class of shares. PIMCO, in turn, provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Fund bears other expenses which are not covered under the supervisory and administrative fee which may vary and affect the total level of expenses paid by the shareholders, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, organizational expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s Independent Trustees and their counsel. PIMCO generally earns a profit on the supervisory and administrative fee paid by the Fund. Also, under the terms of the supervision and administration agreement, PIMCO, and not Fund shareholders, would benefit from any price decreases in third-party services, including decreases resulting from an increase in net assets.
The Fund will pay PIMCO monthly supervisory and administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to each class’s shares taken separately):
	Supervisory and Administrative Fees
Fund	Inst Class	I-2	I-3	Admin Class	Class A	Class C
PIMCO Total Return Fund V	0.25%	0.35%	0.45%	0.25%	0.40%	0.40%
Expense Limitation Agreement
PIMCO has contractually agreed through July 31, 2024 to waive a portion of the Fund’s supervisory and administrative fees, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days

March 20, 2023 | Prospectus  15

PIMCO Funds

prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Fee Waiver Agreement
PIMCO has contractually agreed, through July 31, 2024, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived as set forth above (the “SB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fee pursuant to the Expense Limitation Agreement, exceed the Expense Limit; 2) exceed the total SB Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Individual Portfolio Managers
The following individuals have primary responsibility for managing each of the noted Fund.
Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Total Return V	Jelle Brons	*
Executive Vice President, PIMCO. Mr. Brons is a portfolio manager on the global corporate bond team. Prior to joining PIMCO in 2005, Mr. Brons worked at UBS Investment Bank in the credit fixed income department, initially in credit sales and then with the team responsible for
CreditDelta, a credit market and portfolio analysis tool. He has investment experience since
2002 and holds a master’s degree in actuarial science and econometrics from the University of
Amsterdam and a master’s degree in financial engineering and quantitative analysis from the
ICMA Business School at the University of Reading. He is a Certified Financial Risk Manager
(FRM).

	Mark Kiesel	*
CIO Global Credit and Managing Director, PIMCO. He is a member of the PIMCO Investment
Committee, a generalist portfolio manager and the global head of corporate bond portfolio management. He has served as a portfolio manager, head of equity derivatives and as a senior
Credit Analyst since joining PIMCO in 1996.

	Mohit Mittal	*
Managing Director, PIMCO. He manages investment grade credit, total return and unconstrained bond portfolios and is a member of the Americas Portfolio Committee.
Previously, he was a specialist on PIMCO’s interest rates and derivatives desk. Mr. Mittal joined
PIMCO in 2007 and holds an MBA in finance from the Wharton School of the University of
Pennsylvania and an undergraduate degree in computer science from Indian Institute of
Technology (IIT) in Delhi, India.

	Qi Wang	*
CIO Portfolio Implementation and Managing Director, PIMCO. She oversees portfolio implementation, portfolio management analytics, and the PM data delivery platform. She is also a portfolio manager for PIMCO’s global macro hedge fund strategies and a member of the
Investment Committee. Prior to joining PIMCO in 2010, she was with HBK Capital
Management for 11 years, most recently as a managing director and partner responsible for developed market fixed income. Ms. Wang was previously a fixed income analyst at Lehman
Brothers. She has investment experience since 1995 and holds a bachelor’s degree in economics and molecular biochemistry and biophysics from Yale University.

*
Inception of the Fund.
Please see the SAI for additional information about other accounts managed by the portfolio managers, the portfolio managers' compensation and the portfolio managers' ownership of shares of the Funds.
The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Investment Adviser, the Distributor (as defined below), the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this prospectus nor summary prospectus, the Trust’s SAI, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other

16  Prospectus | PIMCO Funds

Prospectus

delegates acting under authority of the Trustees) may amend this, or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.
Distributor
The Trust’s Distributor is PIMCO Investments LLC (the “Distributor”). The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the Securities and Exchange Commission (“SEC”). Please note all direct account requests or inquiries should be mailed to the Trust’s transfer agent at P.O. Box 219294, Kansas City, MO 64121-9294 and should not be mailed to the Distributor.

March 20, 2023 | Prospectus  17

PIMCO Funds

Classes of Shares
Class A, Class C, Institutional Class, I-2, I-3 and Administrative Class shares of the Fund are offered in this prospectus. Each share class represents an investment in the same Fund, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements.
The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment, the expenses borne by each class, which are detailed in the fee table and example at the front of this prospectus, any initial sales charge or contingent deferred sales charge (“CDSC”) applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. Individual investors can generally invest in Class A and Class C shares. Class C shares of the Fund will automatically convert into Class A shares of the same Fund after they have been held for eight years. In addition, any Class C shares held in Orphaned Accounts (as defined below) will automatically convert into Class A shares of the same Fund. Certain shareholder accounts are maintained with the Trust’s Transfer Agent and list a broker-dealer of record (“Prior Broker-Dealer of Record”) other than the Distributor, and if, subsequently, such Prior Broker-Dealer of Record resigns from the account resulting in such account being held directly with the Trust and the Distributor becoming the default dealer of record for such account, then such account would be referred to as an “Orphaned Account.” These automatic conversions will be executed without any sales charge, fee or other charge. After such a conversion takes place, the shares will be subject to all features and expenses of Class A shares. Only certain investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares.
The availability of sales charge waivers and discounts may depend on whether you purchase Fund shares directly from the Distributor or a financial firm. More information regarding sales charge waivers and discounts is summarized below.
The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial firms for distribution and other services. More information about the Trust’s multi-class arrangements is included in the SAI and can be obtained free of charge by visiting pimco.com or by calling 888.87.PIMCO.
Sales Charges
Initial Sales Charges — Class A Shares
This section includes important information about sales charge reduction programs available to investors in Class A shares of the Fund and describes information or records you may need to provide to the Distributor or your financial firm in order to be eligible for sales charge reduction programs.
Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Fund is the NAV of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. No sales charge is imposed where Class A shares are issued to you pursuant to the automatic reinvestment of income dividends or capital gains distributions. For investors investing in Class A shares of the Fund through a financial firm, it is the responsibility of the financial firm to ensure that you obtain the proper “breakpoint” discount.
Class A Shares
Amount of Purchase	Initial Sales Charge as % of Public Offering Price	Initial Sales Charge as % of Net Amount Invested
Under $100,000	2.25%	2.30%
$100,000 but under $250,000	1.25%	1.27%
$250,000+	0.00%	0.00%*
*
As shown, investors that purchase $250,000 or more of the Fund’s Class A shares will not pay any initial sales charge on the purchase. However, unless eligible for a waiver, certain purchasers of $250,000 or more of Class A shares may be subject to a contingent deferred sales charge of 1.00% if the shares are redeemed during the first 12 months after their purchase. See “Contingent Deferred Sales Charges - Class A Shares” below.
Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, Right of Accumulation (Cumulative Quantity Discount), Letter of Intent or Reinstatement Privilege. These programs, which apply to purchases of one or more funds that are series of the Trust or PIMCO Equity Series that offer Class A shares (other than the PIMCO Government Money Market Fund) (collectively, “Eligible Funds”), are summarized below and are described in greater detail in the SAI.
Combined Purchase Privilege and Right of Accumulation (Breakpoints).   A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase (the “Combined Purchase Privilege”). In addition, a Qualifying Investor may obtain a reduced sales charge on Class A shares by adding the purchase value of Class A shares of an Eligible Fund with the current aggregate NAV of all Class A and Class C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor (the “Right of Accumulation” or “Cumulative Quantity Discount”).
The term “Qualifying Investor” refers to:
1.
an individual, such individual’s spouse or domestic partner, as recognized by applicable state law, or such individual’s children under the age of 21 years (each a “family member”) (including family trust* accounts established by such a family member); or
2.
a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved; or
3.
an employee benefit plan of a single employer.

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Prospectus

*
For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege, Right of Accumulation or Letter of Intent, a “family trust” is one in which a family member, as defined in section (1) above, or a direct lineal descendant(s) of such person is/are the beneficiary(ies), and such person or another family member, direct lineal ancestor or sibling of such person is/are the trustee(s).
Please see the SAI for details and for restrictions applicable to shares held by certain employer-sponsored benefit programs.
Letter of Intent.   Investors may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent which expresses intent to invest not less than $100,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $250,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single purchase of the dollar amount indicated in the Letter of Intent. The value of the investor’s account(s) linked to a Letter of Intent will be included at the start date of the Letter of Intent. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased. Redemptions during the LOI period will not count against the shareholder, but a CDSC may be charged for LOIs of $100,000.
In making computations concerning the amount purchased for purposes of a Letter of Intent, the Right of Accumulation value of eligible accounts will be included in the computation when the Letter of Intent begins in addition to purchases made during the Letter of Intent Period.
Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption date. The limitations and restrictions of this program are fully described in the SAI.
Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the public offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the NAV (at the close of business on the day of the current purchase) of shares previously acquired is used for the Right of Accumulation (Cumulative Quantity Discount).
Sales at Net Asset Value.  In addition to the programs summarized above, the Fund may sell its Class A shares at NAV without an initial sales charge to certain types of accounts or account holders, including: current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; participants investing through accounts known as “wrap accounts” established with broker-dealers approved by the Distributor where such broker-dealers are paid a single, inclusive fee for brokerage and investment management services; trustees or other fiduciaries purchasing shares through certain group omnibus plans (such a 401(k), 403(b), Health Savings Accounts, 457, Profit Sharing/Keogh, Money Purchase Pension and Defined Benefit; not including individual participant directed accounts (i.e., accounts listed in the Fund’s records as for the benefit of a named individual), SEP-IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)7 custodial accounts) sponsored by employers, professional organizations or associations, or charitable organizations that qualify for 501(c)(3) status under the Internal Revenue Code; investors engaging in certain transactions related to IRAs or other qualified retirement plan accounts; retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; investors making certain purchases following the announcement of the Fund or share class liquidation or following certain share class conversions; and any other person seeking a waiver for which the Distributor determines that there will be minimal cost borne by the Distributor associated with the sale. What qualifies as “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor, but will be applied uniformly to all shareholders seeking a waiver for which there will be such minimal cost. Please see the SAI for additional details.
If you are eligible to buy both Class A shares and Institutional Class shares, you should buy Institutional Class shares because Class A shares may be subject to sales charges and an annual 0.25% service fee.
Required Shareholder Information and Records.   In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial firm must notify the Fund that the investor qualifies for such a reduction. If the Fund is not notified that the investor is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial firm or the Fund to verify the investor’s eligibility for breakpoint discounts or sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:
◾
all of the investor’s accounts held directly with the Trust or through a financial firm;
◾
any account of the investor at another financial firm; and
◾
accounts of Qualifying Investors, at any financial firm.
The SAI provides additional information regarding eliminations of and reductions in sales loads associated with Eligible Funds. You can obtain the SAI free of charge from PIMCO by written request, by visiting pimco.com or by calling 888.87.PIMCO.
Contingent Deferred Sales Charges
Class A Shares
Unless you are eligible for a waiver, if you purchase $250,000 or more of Class A shares (and, thus, pay no initial sales charge) of the Fund, you will be subject to a 1% CDSC if you sell (redeem) your Class A shares within 12 months of their purchase. The Class A CDSC does not apply if

March 20, 2023 | Prospectus  19

PIMCO Funds

you are otherwise eligible to purchase Class A shares without an initial sales charge or are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.
Class C Shares
Unless you are eligible for a waiver, if you sell (redeem) your Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. If you invest in Class C shares of the Fund through a financial firm, it is the responsibility of the financial firm to ensure that you are credited with the proper holding period for the shares redeemed.
Class C Shares*
Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	1%
Thereafter	0%
*
Except shares of the PIMCO Government Money Market Fund that were not acquired by exchanging Class C shares of another Fund.
How CDSCs will be Calculated
A CDSC is imposed on redemptions of Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your account for the particular class of shares of the Fund to fall below the total dollar amount of your purchase payments subject to the CDSC.
The following rules apply under the method for calculating CDSCs:
◾
Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.
◾
For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current NAV of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share.
◾
CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account.
◾
In determining whether a CDSC is payable, it is assumed that you will redeem first the lot of shares which will incur the lowest CDSC.
For example, the following illustrates the operation of the Class C CDSC:
◾
Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class C shares of the Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against
$2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current NAV of such shares ($2,200)). At the rate of 1%, the Class C CDSC would be $20.
Reductions and Waivers of Initial Sales Charges and CDSCs
The initial sales charges on Class A shares and the CDSCs on Class A and Class C  shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. See “Sales at Net Asset Value” above for information on Class A initial sales charges. CDSCs on Class A and Class C  shares may be reduced or waived in certain circumstances, including for: redemptions in connection with certain distributions, withdrawals or returns of excess contributions from or exchanges to certain retirement plan accounts or IRAs; certain redemptions following death or disability; certain redemptions of shares subject to an Automatic Withdrawal Plan; redemptions by current or former Trustees, officers and employees of the Trust or PIMCO Equity Series, and by directors, officers and current or former employees of the Distributor, PIMCO, or certain of PIMCO’s affiliates if the account was established while employed; redemptions effected by the Fund as a result of an account not satisfying applicable minimum account size requirements; redemptions in connection with certain reorganizations and liquidations; redemptions by certain shareholders demonstrating hardship and/or there will be minimal cost borne by the Distributor associated with the redemption; certain intra-fund exchanges of Class A shares for Institutional Class shares; redemptions by retirement plans that are maintained or sponsored by financial firms, provided the financial firms have entered into an agreement with the Distributor related to such plans; redemptions by a shareholder who is a participant making periodic purchases through certain employer sponsored retirement plans that are clients of a financial firm with which the Distributor has an agreement with respect to such purchases; and redemptions effected by trustees or other fiduciaries who have purchased shares for certain employer-sponsored plans. In addition, investors will not be subject to CDSCs for certain transactions where the Distributor did not pay at the time of purchase the amount it normally would have to the broker-dealer. What qualifies as “hardship” and “minimal cost” borne by the Distributor will be determined in the sole discretion of the Distributor. The Distributor follows how Internal Revenue Service regulations classify “hardship” – a financial hardship may occur when an individual has an immediate and heavy financial need and the money to be withdrawn from the shareholder’s account is necessary to meet that need. The Distributor generally determines a CDSC waiver or reduction to be of “minimal cost” where the shareholder can demonstrate that the redemption triggering the CDSC was inadvertently executed during the period subject to the CDSC and substantially all of the CDSC period has lapsed.  Please see the SAI for additional details.
Shares Purchased or Held Through Financial Firms
The availability of sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. The Fund's sales charge waivers and

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Prospectus

discounts disclosed in this Prospectus are available for qualifying purchases made directly from the Distributor and are generally available through financial firms unless otherwise specified in Appendix B. The sales charge waivers and discounts available through certain other financial firms are set forth in Appendix B to this Prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts), which may differ from those available for purchases made directly from the Distributor or certain other financial firms. Please contact your financial firm for more information regarding sales charge waivers and discounts available to you and the financial firm’s related policies and procedures.
No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares
The Fund does not impose any sales charges or other fees on purchases, redemptions or exchanges of Institutional Class, I-2, I-3 or Administrative Class shares. Only certain investors are eligible to purchase these share classes. Your financial professional or financial firm can help you determine if you are eligible to purchase Institutional Class, I-2, I-3 or Administrative Class shares. You can also call 888.87.PIMCO.
An investor transacting in Institutional Class shares, I-2 shares or I-3 shares may be required to pay a commission to a broker or other financial firm. Other share classes of the Fund that have different fees and expenses are available.
Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances, and “wrap account” programs established with broker-dealers or other financial firms may purchase Institutional Class, I-2, I-3 or Administrative Class shares only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for the Fund and will not require the Fund to pay any type of administrative payment per participant account to any third party.
Institutional Class shares are offered for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund.
I-2 shares are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as certain asset allocation, wrap fee and other similar programs. I-2 shares may also be offered through broker-dealers and other financial firms that charge their customers transaction or other fees with respect to their customers’ investments in the Fund. I-2 shares of the Fund will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-2 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-2 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-2 shares.
I-3 shares of the Fund are offered primarily through broker-dealers and other financial firms with which the Distributor has an agreement for the use of the share class in investment products, programs or accounts such as mutual fund supermarkets or other no transaction fee platforms. I-3 shares of the Fund will be held in an account at a financial firm and, generally, the firm will hold a shareholder’s I-3 shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent will have no information with respect to or control over accounts of specific I-3 shareholders, and a shareholder may obtain information about accounts only through the financial firm. Broker-dealers, other financial firms, pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances also may purchase I-3 shares.
Administrative Class shares are offered primarily through broker-dealers, other financial firms, and employee benefit plan alliances. The Fund typically pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.
Distribution and Servicing (12b-1) Plans
Class A and Class C Shares.  The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act. Because distribution fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges, such as sales charges that are deducted at the time of investment.
Class A shares pay only servicing fees. Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):
	Servicing Fee	Distribution Fee
Class A	0.25%	0.00%

Class C	Servicing Fee	Distribution Fee
	0.25%	0.75%
Administrative Class Shares.  The Trust has adopted, pursuant to Rule 12b-1 under the 1940 Act, a separate Distribution and Servicing Plan for the Administrative Class shares of the Fund. The Distribution and Servicing Plan permits the Fund to compensate the Distributor for providing or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Administrative Class shares. Most or all of the distribution and service (12b-1) fees are paid to financial firms through which shareholders may purchase or hold shares. Because these fees are paid out of the Fund’s Administrative Class assets on an ongoing basis, over

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PIMCO Funds

time they will increase the cost of an investment in Administrative Class shares, and may cost you more than paying other types of sales charges, such as sales charges that are deducted at the time of investment.
The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each Distribution and Servicing Plan (calculated as a percentage of the Fund’s average daily net assets attributable to the particular class of shares):
Distribution and/ or Servicing Fee
Administrative Class	0.25%
Servicing Arrangements
Shares of the Fund may be available through broker-dealers, banks, trust companies, insurance companies and other financial firms that have entered into shareholder servicing arrangements with respect to the Fund. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this prospectus) or provides services for mutual fund shareholders. These financial firms provide varying investment products, programs, platforms and accounts, through which investors may purchase, redeem and exchange shares of the Fund. Shareholder servicing arrangements typically include processing orders for shares, generating account and confirmation statements, sub-accounting, account maintenance, tax reporting, collecting and posting distributions to investor accounts and disbursing cash dividends as well as other investment or administrative services required for the particular firm’s products, programs, platform and accounts.
PIMCO and/or its affiliates may make payments to financial firms for the shareholder services provided. These payments are made out of PIMCO’s resources, including the supervisory and administrative fees paid to PIMCO under the Fund's supervision and administration agreement. The actual services provided by these firms, and the payments made for such services, vary from firm to firm. The payments may be based on a fixed dollar amount for each account and position maintained by the financial firm and/or a percentage of the value of shares held by investors through the firm. Please see the SAI for more information.
These payments may be material to financial firms relative to other compensation paid by the Fund, PIMCO and/or its affiliates and may be in addition to other fees and payments, such as distribution and/or service (12b-1) fees, revenue sharing or “shelf space” fees and event support, other non-cash compensation and charitable contributions paid to or at the request of such firms (described below). Also, the payments may differ depending on the Fund or share class and may vary from amounts paid to the Fund's transfer agent for providing similar services to other accounts. PIMCO and/or its affiliates do not control these financial firms’ provision of the services for which they are receiving payments.
These financial firms may impose additional or different conditions than the Fund on purchases, redemptions or exchanges of shares. They may also independently establish and charge their customers or program participants transaction fees, account fees and other amounts in connection with purchases, redemptions and exchanges of shares in addition to any fees imposed by the Fund. These additional fees may vary and over time could increase the cost of an investment in the Fund and lower investment returns. Each financial firm is responsible for transmitting to its customers and program participants a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of these financial firms or participants in programs serviced by them should contact the financial firm for information regarding these fees and conditions.
Other Payments to Financial Firms
Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the financial firm, including their financial professionals through which you purchase your shares. With respect to Class C shares, the financial firms are also paid at the time of your purchase a commission of up to 1.00% of your investment in such share class. Please see the SAI for more details.
Revenue Sharing/Marketing Support.  The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) make payments and provide other incentives to financial firms as compensation for services such as providing the Fund with “shelf space,” or a higher profile for the financial firms’ financial professionals and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting PIMCO access to the financial firms’ financial professionals and furnishing marketing support and other specified services. These payments may be significant to the financial firms.
A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund and/or other funds sponsored by PIMCO together or a particular class of shares, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with PIMCO and/or its affiliates.
The additional payments described above are made from PIMCO’s (or its affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount the Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Fund or other PIMCO-sponsored funds. With respect to Class A and Class C shares, except as described in the following paragraph, the level of payments made to a financial firm will vary and generally will not exceed in any billing period: (1) the sum of (a) 0.10% of gross sales of Class A and Class C shares of the Trust and PIMCO Equity Series by such financial firm; and (b) an annual rate of 0.03% of the assets attributable to that financial firm invested in Class A and Class C shares of the funds of the

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Prospectus

Trust and fund of PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “10/3 cap”); or (2) an annual rate of 0.05% of the assets attributable to that financial firm invested in Class A and Class C shares of the Fund and PIMCO Equity Series (as determined by the contractual arrangement between the parties, which may, among other things, exclude certain assets from the calculation) (the “5bp cap”). Only agreements entered into on or after April 1, 2021 will be eligible, in PIMCO’s discretion, for the 5bp cap. The determination of which limit applies will vary pursuant to the terms of each agreement. In certain cases, the payments are subject to minimum payment levels or vary based on the advisory fee or total expense ratio of the relevant Fund(s). In lieu of payments pursuant to the foregoing formula, PIMCO or its affiliates makes, in certain instances, payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formula.
Financial firms with a combined AUM in excess of $5 billion in Class A, Class C and I-2 shares of funds of the Trust and PIMCO Equity Series that have a written agreement with PIMCO to receive revenue sharing payments on the applicable share class (for purposes of this paragraph, “Eligible Firms”) are eligible for marketing support payments beyond those described in the preceding paragraph on certain Eligible Assets (as defined below). The total payment in any billing period (as determined by the contractual arrangement between the parties) to any Eligible Firm with an agreement to receive revenue sharing payments on I-2 shares generally shall not exceed 0.05% of the combined Eligible Assets of Class A, Class C and I-2 shares of the funds of the Trust and PIMCO Equity Series. Should any Eligible Firm not collect marketing support on I-2 shares, the total payment to such Eligible Firm generally shall not exceed the greater of: (a) 0.05% of Eligible Assets of Class A and Class C shares of funds of the Trust and funds of PIMCO Equity Series; or (b) the 10/3 cap with respect to Class A and Class C shares only. With respect to the Eligible Firms receiving marketing support payments with respect to I-2 shares pursuant to this paragraph, payments may be lower for particular funds of the Trust or funds of PIMCO Equity Series as compared to other funds of the Trust or funds of PIMCO Equity Series. “Eligible Assets” for purposes of this paragraph are all assets of Class A, Class C and I-2 shares of funds of the Trust and funds of PIMCO Equity Series attributable to such Eligible Firm less any such assets attributable to the Eligible Firm that the Eligible Firm instructs PIMCO in writing to exclude. Although these payments are made from PIMCO’s own assets, in some cases the levels of such payments may vary by Fund or share class in relation to advisory fees, total annual operating expenses or other payments made by the Fund or share class to PIMCO. These additional payments by PIMCO may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Fund.
Model Portfolios.  Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the distribution of model portfolios developed by PIMCO, such as through inclusion of such model portfolios on a financial firm’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be flat fee payments for “platform support” as defined below, or other payments in the form of a flat fee or a per position fee, or may relate to the amount of assets a financial firm’s clients invested in the Fund, the advisory fee, the total expense ratio (not including interest expenses), or sales of any share class, of the Fund in such PIMCO-developed models. The cap rates set forth under “Revenue Sharing/Marketing Support” above do not apply to payments for the marketing and sale of model portfolios.
Ticket Charges.  In addition to the payments described above, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.
Event Support; Other Non-Cash Compensation; Charitable Contributions.  In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, seminars or informational meetings (which may include events held through video technology to the extent permitted by applicable regulation) (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment (which in some instances is held virtually), meals and small gifts or pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education.  In addition to the payments described above, wholesaler representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial professionals and other personnel about the Fund and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Consultant Services.  PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Fund with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Fund or in other products sponsored or distributed by PIMCO or its affiliates. In addition, PIMCO may pay

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investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).
Data.  PIMCO also may make payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular financial professionals who have sold, or may in the future sell, shares of the Fund or other PIMCO-advised funds (i.e., “data”). Such payments may relate to the amount of assets a financial firm’s clients have invested in the Fund or other PIMCO-advised funds.
Payments.  Payments for items including event support, platform support, data and consultant services (but not including certain account services), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. Portions of such bundled payments allocated by PIMCO to revenue sharing shall remain subject to the percentage limitations on revenue sharing payments disclosed above. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or the Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
If investment advisers, distributors or affiliated persons of mutual funds make payments and provide other incentives in differing amounts, financial firms and their financial professionals may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial professionals also may have a financial incentive for recommending a particular share class over other share classes. A shareholder who holds Fund shares through a financial firm should consult with the shareholder’s financial professional and review carefully any disclosure by the financial firm as to its compensation received by the financial professional.
Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund's portfolios, the Fund and PIMCO will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
For further details about payments made by PIMCO to financial firms, please see the SAI.
Purchases, Redemptions and Exchanges
The following section provides basic information about how to purchase, redeem and exchange shares of the Fund.
More detailed information about purchase, redemption and exchange arrangements for Fund shares is provided in the SAI, which can be obtained free of charge by written request to the Fund at P.O. Box 219294, Kansas City, MO 64121-9294, visiting pimco.com or by calling 888.87.PIMCO. The SAI provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:
◾
Automated telephone and wire transfer procedures
◾
Automatic purchase, exchange and withdrawal programs
◾
A link from your PIMCO Fund account to your bank account
◾
Special arrangements for tax-qualified retirement plans
◾
Investment programs which allow you to reduce or eliminate the initial sales charges
◾
Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs
In addition to the other methods and notwithstanding any limitations described herein, shareholders with eligible Fund direct accounts may purchase Class A and Class C shares, and redeem (sell) and exchange Class A and Class C shares, by accessing their accounts online at pimco.com/MyAccountAccess. Shareholders with eligible Fund direct accounts in the Institutional class may purchase, redeem (sell) and exchange shares by accessing their accounts online at pimco.com/InstitutionalAccountAccess. Accordingly, an investor must first establish the Fund direct account by completing and mailing the appropriate account application. Online redemptions are not available for all Fund direct accounts because in certain cases, a signature guarantee may be required.
If a shareholder elects to use Account Access to effect transactions for their Fund direct account, the shareholder will be required to establish and use a user ID and password. Shareholders are responsible for keeping their user IDs and passwords private. The Fund will not be liable for relying on any instructions submitted online. Submitting transactions online may be difficult (or impossible) during drastic economic or market changes or during other times when communications may be under unusual stress. Please see the Fund's SAI for additional terms, conditions and considerations.
If a shareholder elects not to use Account Access to view their account or effect transactions, the shareholder should not establish online account access. If online account access has already been established and the client no longer wants the account accessible online, the client can call 888.87.PIMCO and request to suspend online access.
The Trust typically does not offer or sell its shares to non-U.S. residents. For purposes of this policy, a U.S. resident is defined as an account with (i) a U.S. address of record and (ii) all account owners residing in the U.S. at the time of sale.
The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. The Trust or the Distributor may lower or waive the minimum initial or subsequent investment for certain categories of investors at their discretion. Please see the SAI for details.
Purchasing Shares — Class A and Class C
You can purchase Class A or Class C shares of the Fund in the following ways:

24  Prospectus | PIMCO Funds

Prospectus

◾
Through your broker-dealer or other financial firm.  Your broker-dealer or other financial firm may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker- dealer or other financial firm will normally be held in your account with that firm.
◾
Through the Distributor.  You should discuss your investment with your financial professional before you make a purchase to be sure the Fund is appropriate for you. To make direct investments, your broker-dealer or other financial firm must open an account with the Trust and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.
◾
Investment Minimums — Class A and Class C  Shares.  The following investment minimums apply for purchases of Class A and Class C  shares.
Initial Investment	Subsequent Investments
$1,000 per Fund	$50 per Fund
Purchasing Shares — Institutional Class, I-2, I-3 and Administrative Class
Eligible investors may purchase Institutional Class, I-2, I-3 and Administrative Class shares of the Fund at the relevant NAV of that class without a sales charge. See “No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares” above.
◾
Investment Minimums — Institutional Class, I-2, I-3 and Administrative Class Shares.  The following investment minimums apply for purchases of Institutional Class, I-2, I-3 and Administrative Class shares.
Initial Investment	Subsequent Investments
$1 million per account	None
◾
Initial Investment.  Investors who wish to invest in Institutional Class  and Administrative Class shares may obtain an Account Application online at pimco.com or by calling 888.87.PIMCO. I-2 and I-3 shares are only available through financial firms. See “No Sales Charges — Institutional Class, I-2, I-3 and Administrative Class Shares.” The completed Account Application may be submitted using the following methods:
Facsimile: 816.421.2861
Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Funds
c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com
Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to:
PIMCO Funds c/o State Street Bank & Trust Co.
One Lincoln Street, Boston, MA 02111
ABA: 011000028
DDA: 9905-7432
ACCT: Investor PIMCO Account Number
FFC: Name of Investor and Name of Fund(s) in which you wish to invest
Before wiring federal funds, the investor must provide order instructions to the Transfer Agent by facsimile at 816.421.2861, by telephone at 888.87.PIMCO or by e-mail at piprocess@dstsystems.com (if an investor elected this option at account opening or subsequently in writing). Under normal circumstances, in order to receive the current day’s NAV, order instructions must be received in good order prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (“NYSE Close”). Instructions must include the name and signature of an authorized person designated on the Account Application (“Authorized Person”), account name, account number, name of Fund and share class and amount being wired. Failure to send the accompanying wire on the same day may result in the cancellation of the order. A wire received without order instructions generally will not be processed and may result in a return of wire; however, PIMCO may determine in its sole discretion to process the order based upon the information contained in the wire.
An investor may place a purchase order for shares without first wiring federal funds if the purchase amount is to be derived from an advisory account managed by PIMCO or one of its affiliates, or from an account with a broker-dealer or other financial firm that has established a processing relationship with the Trust on behalf of its customers.
◾
Additional Investments. An investor may purchase additional Institutional Class  and Administrative Class shares of the Fund at any time by sending a facsimile or e-mail or by calling the Transfer Agent and wiring federal funds as outlined above. Eligible Institutional Class shareholders may also purchase additional shares online at pimco.com/InstitutionalAccountAccess. Contact your financial firm for information on purchasing additional I-2 or I-3 shares.
◾
Other Purchase Information. Purchases of the Fund’s Institutional Class, I-2, I-3 and Administrative Class shares will be made in full and fractional shares.
Purchasing Shares — Additional Information
The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Fund or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

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Subject to the approval of the Trust, an investor may purchase shares of the Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if PIMCO intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.
In the interest of economy and convenience, certificates for shares will not be issued.
Redeeming Shares — Class A and Class C
You can redeem (sell) Class A or Class C shares of the Fund in the following ways:
◾
Through your broker-dealer or other financial firm.  Your broker-dealer or other financial firm may independently charge you transaction fees and additional amounts in return for its services, which will reduce your return.
◾
Redemptions by Telephone. An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Class A and Class C shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.
◾
Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request, you must send the following items to the PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294:
1.
a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;
2.
for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Validation” below;
3.
any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and
4.
any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.
A signature validation is not required for redemptions requested by and payable to all shareholders of record for the account, and to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 888.87.PIMCO before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You cannot redeem your shares by written request if they are held in “street name” accounts—you must redeem through your financial firm.
If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, and/or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Validation” below.
The SAI describes a number of additional ways you can redeem your shares, including:
◾
Telephone requests to the Transfer Agent
◾
Online Account Access
◾
Expedited wire transfers
◾
Automatic Withdrawal Plan
◾
Automated Clearing House (ACH) Network
Unless you specifically elect otherwise, your initial Account Application permits you to redeem shares by telephone subject to certain requirements. To be eligible for expedited wire transfer, Automatic Withdrawal Plan, and ACH privileges, you must specifically elect the particular option on your Account Application and satisfy certain other requirements. The SAI describes each of these options and provides additional information about selling shares.
Other than an applicable CDSC, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial firm, that firm may charge you a commission or other fee for processing your redemption request.
Redeeming Shares — Institutional Class  and Administrative Class
◾
Redemptions in Writing.  Investors may redeem (sell) Institutional Class  and Administrative Class shares by sending a facsimile, written request or e-mail as follows:
Facsimile: 816.421.2861
Regular Mail:
PIMCO Funds
P.O. Box 219024
Kansas City, MO 64121-9024
Overnight Mail:
PIMCO Funds
c/o SS&C Global Investor and Distribution Solutions, Inc.
430 W. 7th Street, STE 219024
Kansas City, MO 64105-1407
E-mail: piprocess@dstsystems.com

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Prospectus

The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed or made by an Authorized Person.
Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including those by fax or e-mail) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by utilizing fax or e-mail redemption, they may be giving up a measure of security that they might have if they were to redeem their shares by mail. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by fax or e-mail when desired. The Transfer Agent also provides written confirmation of transactions as a procedure designed to confirm that instructions are genuine.
All redemptions, whether initiated by mail, fax or e-mail, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
◾
Redemptions by Telephone.  An investor that elects this option on the Account Application (or subsequently in writing) may request redemptions of Institutional Class  and Administrative Class shares by calling the Trust at 888.87.PIMCO. An Authorized Person must state his or her name, account name, account number, name of Fund and share class, and redemption amount (in dollars or shares). Redemption requests of an amount of $10 million or more must be submitted in writing by an Authorized Person.
In electing a telephone redemption, the investor authorizes PIMCO and the Transfer Agent to act on telephone instructions from any person representing him or herself to be an Authorized Person, and reasonably believed by PIMCO or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (including by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this prospectus. Shareholders should realize that by electing the telephone option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that shareholders will be unable to redeem their shares by telephone when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. All telephone transactions are recorded, and PIMCO or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions initiated by telephone will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Redeeming Shares—Additional Information.”
An Authorized Person may decline telephone exchange or redemption privileges after an account is opened by providing the Transfer Agent a letter of instruction signed by an Authorized Signer. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by facsimile, e-mail or overnight courier.
Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.
Redemptions Online
An investor may redeem Institutional Class shares through their account online. To access your online account, please log onto pimco.com/InstitutionalAccountAccess and enter your account information and personal identification data.
Redeeming Shares — I-2 and I-3
An investor may redeem (sell) I-2 or I-3 shares through the investor’s financial firm. Investors do not pay any fees or other charges to the Trust when selling I-2 or I-3 shares. Please contact the financial firm for details.
A financial firm is obligated to transmit an investor’s redemption orders to the Transfer Agent promptly and is responsible for ensuring that a redemption request is in proper form. The financial firm will be responsible for furnishing all necessary documentation to the Transfer Agent and may charge for its services.
Redeeming Shares — Additional Information
Redemptions of all Classes of Fund shares may be made on any day the NYSE is open, but may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted, or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be

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PIMCO Funds

terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (A) a natural person age 65 and older; or (B) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.
Following the receipt of a redemption request, redemption proceeds will normally be mailed to the redeeming shareholder within three calendar days or, in the case of wire transfer or ACH redemptions, will normally be sent to the designated bank account within one business day. Institutional Class shareholders may only receive redemption proceeds via wire transfer or ACH redemptions. ACH redemptions may be received by the bank on the second or third business day following a redemption request, but in either case may take up to seven days. In cases where shares have recently been purchased by personal check (Class A, Class C shareholders only), redemption proceeds may be withheld until the check has been collected, which may take up to 10 calendar days. To avoid such withholding, investors in Class A, Class C shares should purchase shares by certified or bank check or by wire transfer.
For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of Authorized Persons designated on the completed Account Application that are required to effect a redemption, and accompanied by a signature validation, as determined in accordance with the Trust’s procedures, as more fully described below.
Retirement plan sponsors, participant recordkeeping organizations and other financial firms may also impose their own restrictions, limitations or fees in connection with transactions in the Fund's shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any additional restrictions, limitations or fees that are imposed in connection with transactions in Fund shares.
In order to meet redemption requests, the Funds typically expects to use a combination of sales of portfolio assets, holdings of cash and cash equivalents (including cash flows into Funds) and financing transactions (such as reverse repurchase agreements). These methods of meeting redemption requests are expected to be used regularly. The Funds reserves the right to use other types of borrowings and interfund lending. The use of borrowings (such as a line of credit) and interfund lending in order to meet redemption requests is typically expected to be used only during stressed market conditions, if at all. See “Characteristics and Risks of Securities and Investment Techniques—Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings” and the SAI for more information. The Fund's use of redemptions in kind is discussed below.
Redemptions In Kind
The Trust has agreed to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash, which may be in the form of a pro-rata slice of the Fund’s portfolio (potentially with certain exclusions and modifications), individual securities or a representative basket of securities, in each case, subject to the Trust’s in-kind redemption procedures and related regulatory guidance. It is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.
Certificated Shares
If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Validation” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.
Signature Validation
When a signature validation is called for, a Medallion signature guarantee or Signature validation program (SVP) stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or Signature validation program recognized by the Securities Transfer Association. When a Medallion signature guarantee or SVP stamp is required, signature validations from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized Medallion program or providing SVP stamps may still be ineligible to provide a signature validation for transactions of greater than a specified dollar amount. The Trust may change the signature validation requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus. Shareholders should contact the Transfer Agent for additional details regarding the Fund's signature validation requirements. In addition, PIMCO or the Transfer Agent may reject a Medallion signature guarantee or SVP stamp.
In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Account Application to effect transactions for the organization.

28  Prospectus | PIMCO Funds

Prospectus

Minimum Account Size
Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem shares in any account that falls below the values listed below.
◾
Class A and Class C. Investors should maintain an account balance in the Fund held by an investor of at least the minimum investment necessary to open the particular type of account. If an investor’s balance for the Fund remains below the minimum for three months or longer, the Trust reserves the right (except in the case of employer-sponsored retirement accounts) to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
◾
Institutional Class and Administrative Class.  If, at any time, an investor’s shares in an account do not have a value of at least $100,000 due to redemption by the investor, the Trust reserves the right to redeem an investor’s remaining shares and close the Fund account. An investor’s account will not be liquidated if the reduction in size is due solely to a decline in market value of Fund shares or another exception available through the Administrator’s policies applies. An investor will receive advance notice of the Trust’s intention to redeem the investor’s shares and close the Fund account and will be given at least 60 days to bring the value of its account up to the required minimum.
Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of the Fund's prospectus and each annual and semi-annual report or notice of availability, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 888.87.PIMCO. You will receive the additional copy within 30 days after receipt of your request by the Trust. Alternatively, if your shares are held through a financial institution, please contact the financial institution directly.
Exchanging Shares
You may exchange shares of the Fund for the same class of shares of any other fund of the Trust or the fund of PIMCO Equity Series that offers the same class of shares, subject to any restriction on exchanges set forth in the applicable Fund’s prospectus and any applicable sales charge and other rules, as described in the SAI. Shareholders interested in such an exchange may request a prospectus for these other funds by contacting the Trust.
Exchanges of Class A and Class C  shares are subject to an initial $1,000 minimum (and subsequent $50 minimum) for the Fund, except with respect to tax-qualified programs and exchanges effected through the PIMCO Funds Automatic Exchange Plan.
An exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this prospectus and “Taxation” in the SAI.
Eligible investors who maintain their account directly with the Fund may submit a request to exchange Fund shares by accessing their account online. Eligible direct investors in Class A and Class C shares may access their online account via pimco.com/MyAccountAccess. Eligible direct investors in Institutional shares may access their online account via pimco.com/InstitutionalAccountAccess.
If you maintain your Class A or Class C account with the Trust, you may exchange shares by completing a written exchange request and sending it to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121- 9294 or by calling the Fund at 888.87.PIMCO. Exchanges of an amount of $10 million or more must be submitted in writing by an Authorized Person. If you maintain your Institutional Class or Administrative Class shares with the Trust, you may exchange shares by following the redemption procedures for those classes above. If you maintain Class A, Class C, Institutional Class or Administrative Class shares through an intermediary, please contact the intermediary to conduct your transactions.
Shares of one class of the Fund may also be exchanged directly for shares of another class of the Fund, subject to any applicable sales charge and other rules, as described in the SAI. If I-2 or I-3 shares are exchanged for Class A shares, a Class A sales charge will not apply.
The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of PIMCO, the transaction would adversely affect the Fund and its shareholders. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the SEC, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A and Class C shares.
The SAI provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain the SAI free of charge from the Fund by written request to the address above, by visiting pimco.com or by calling 888.87.PIMCO.
Acceptance and Timing of Purchase Orders, Redemption Orders and Share Price Calculations
Under normal circumstances, a purchase order received by the Trust or its designee prior to the NYSE Close, on a day the Trust is open for business, together with payment made in one of the ways described above will be effected at that day’s NAV plus any applicable sales charge. An order received after the close of regular trading on the NYSE

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PIMCO Funds

will be effected at the NAV determined on the next business day. However, orders received by certain retirement plans and other financial firms on a business day prior to the close of regular trading on the NYSE and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected at the NAV determined on the business day the order was received by the financial firm. The Trust is “open for business” on each day the NYSE is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. If the NYSE is closed due to weather or other extenuating circumstances on a day it would typically be open for business, the Trust reserves the right to treat such day as a Business Day and accept purchase and redemption orders and calculate a Fund’s NAV as of the normally scheduled close of regular trading on the NYSE or such other time that the Fund may determine, in accordance with applicable law. The Fund reserves the right to close if the primary trading markets of the Fund’s portfolio instruments are closed and the Fund’s management believes that there is not an adequate market to meet purchase, redemption or exchange requests. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the securities markets close trading early or when the NYSE closes earlier than scheduled, the Fund may (i) close trading early (in which the time as of which NAV is calculated would be advanced and, therefore, also the time by which purchase and redemption orders must be received in order to receive that day’s NAV would be advanced) or (ii) accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day. Purchase orders will be accepted only on days which the Trust is open for business.
Under normal circumstances, a redemption order received by the Trust or its designee prior to the NYSE Close on a day the Trust is open for business, is effective on that day (unless a specific subsequent trade date is provided). A redemption order received after that time becomes effective on the next business day. Redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee, minus any applicable sales charge. However, orders received by certain broker-dealers and other financial firms on a business day prior to the NYSE Close and communicated to the Trust or its designee prior to such time as agreed upon by the Trust and financial firm will be effected on the business day the order was received by the financial firm. The request must properly identify all relevant information such as trade date, account name, account number, redemption amount (in dollars or shares), the Fund name and the class of shares and must be executed by an Authorized Person.
The Trust and the Distributor each reserves the right, in its sole discretion, to accept or reject any order for purchase of Fund shares, including with respect to one or more share classes of the Fund. The Trust or the Distributor may reject an order for purchase of Fund shares for any reason or no reason. The sale of shares may be suspended during any period in which the NYSE is closed other than weekends or holidays, or if permitted by the rules of the SEC, when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Additionally, redemptions of Fund shares may be suspended when trading on the NYSE is restricted or during an emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period as permitted by the SEC for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.
An investor should invest in the Fund for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of PIMCO, the purchases would adversely affect the Fund and its shareholders. In particular, the Trust and PIMCO each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.
Abusive Trading Practices
The Trust encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading and other abusive trading practices, sometimes referred to as “market timing.” However, because the Trust will not always be able to detect market timing or other abusive trading activity, investors should not assume that the Trust will be able to detect or prevent all market timing or other trading practices that may disadvantage the Fund.
The Fund's investment strategies may expose the Fund to risks associated with market timing activities. For example, since the Fund may invest in non-U.S. securities, they may be subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund's non-U.S. portfolio securities and the determination of the Fund's NAV as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for the Fund’s potential investment in securities of small capitalization companies, securities of issuers located in emerging markets, securities of distressed companies or high yield securities that are thinly traded and therefore may have actual values that differ from their market prices.
Except as identified below, to discourage excessive, short-term trading and other abusive trading practices, the Board of Trustees of the Trust has adopted policies and procedures reasonably designed to detect and prevent short-term trading activity that may be harmful to a Fund and its shareholders. Such activities may have a detrimental effect on the Fund and its shareholders. For example, depending on various factors such as the size of the Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund's investments, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders.

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Prospectus

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, to the extent that there is a delay between a change in the value of the Fund’s portfolio holdings and the time when that change is reflected in the NAV of the Fund’s shares, the Fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Fund’s portfolio securities. See “How Fund Shares Are Priced” below for more information.
Second, the Trust and PIMCO seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and PIMCO each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of PIMCO, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price and may also monitor for any attempts to improperly avoid the imposition of a redemption fee. Notice of such restrictions, if any, will vary according to the particular circumstances. The Trust does not monitor the PIMCO Funds of Funds (as defined below) for purposes of detecting frequent or short-term trading practices with respect to shares of the Fund.
Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Trust and/or PIMCO to identify short-term transactions in the Fund.
Verification of Identity
To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person, or the control person(s) and/or beneficial owners of legal entity customers, that opens a new account:
1.
Name;
2.
Date of birth (for individuals);
3.
Residential or business street address; and
4.
Social security number, taxpayer identification number, or other identifying number.
Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.
Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.
After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.
How Fund Shares are Priced
The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the Fund or class, less any liabilities, by the total number of shares outstanding of the Fund or class.
On each day that the NYSE is open, Fund shares are ordinarily valued as of the NYSE Close. Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.
For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier

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PIMCO Funds

closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than exchange-traded funds), the Fund’s NAV will be calculated based on the NAVs of such investments.
If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign (non-U.S.) exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when you are unable to buy or sell shares.
Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.
Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.
Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board of Trustees approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board of Trustees, generally based on recommendations provided by PIMCO. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, Pricing Services prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board of Trustees has delegated to PIMCO the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.
When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board of Trustees or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board of Trustees or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Fund's use of fair valuation may also help to deter “stale price arbitrage” as discussed above under “Abusive Trading Practices.”

32  Prospectus | PIMCO Funds

Prospectus

Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.
Fund Distributions
The Fund distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the service and/or distribution fees applicable to certain classes of shares. The Fund intends to declare income dividends daily and distribute them monthly to shareholders of record.
In addition, the Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.
The Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Account Application, by phone, or by submitting a written request, signed by an Authorized Person, indicating the account name, account number, name of Fund and share class. A shareholder may elect to invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Funds which offers that class of shares at NAV. A shareholder must have an account existing in the fund selected for investment with the identical registered name. This option must be elected when the account is set up.
Shares Purchased by Wire: Dividends will begin to accrue the business day following the day the order is effected or such later date as agreed with the Trust.
Shares Purchased by Check or ACH: The order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.
If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends the business day following the NSCC settlement date or as agreed upon and as allowed by applicable law.
A Class A or Class C shareholder may choose from the following distribution options:
◾
Reinvest all distributions in additional shares of the same class of the Fund at NAV. You should contact your financial firm (if shares are held through a financial firm) or the Fund’s Transfer Agent (if shares are held through a direct account) for details. You do not pay any sales charges on shares received through the reinvestment of Fund distributions. This will be done unless you elect another option.
◾
Invest all distributions in shares of the same class of any other fund of the Trust or PIMCO Equity Series which offers that class at NAV. You must have an account existing in the fund selected for investment with the identical registered name. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.
◾
Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). If the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account. You must elect this option on your Account Application or by a telephone request to the Transfer Agent at 888.87.PIMCO.
The financial service firm may offer additional distribution reinvestment programs or options. Please contact the firm for details.
Tax Consequences
The following information is meant as a general summary for U.S. taxpayers. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in the Fund.
The Fund will distribute substantially all of its income and gains to its shareholders every year, and shareholders will be taxed on distributions they receive.
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Taxes on Fund Distributions.  A shareholder subject to U.S. federal income tax will be subject to tax on taxable Fund distributions of taxable income or capital gains whether they are paid in cash or reinvested in additional shares of the Fund. For federal income tax purposes, taxable Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.
Fund taxable dividends (i.e., distributions of investment income) are generally taxable to shareholders as ordinary income. A portion of distributions may be qualified dividends taxable at lower rates for individual shareholders. However, in light of the investment strategies of the Fund, it is not anticipated that a significant portion of the dividends paid by the Fund will be eligible to be reported as qualified dividends. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long a shareholder has owned the shares. Distributions of gains from investments that the Fund owned for more than one year will generally be taxable to shareholders as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable as ordinary income.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of the Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes. See “Returns of Capital” below.

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Taxable Fund distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.
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Taxes on Redemption or Exchanges of Shares. You will generally have a taxable capital gain or loss if you dispose of your Fund shares by redemption, exchange or sale. The amount of the gain or loss and the rate of tax will depend primarily upon how much you pay for the shares, how much you sell them for, and how long you hold them. When you exchange shares of the Fund for shares of another Fund, the transaction will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.
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Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
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Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.
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Important Tax Reporting Considerations. Your financial intermediary or the Fund (if you hold your shares in a Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099- B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to automatic withdrawals made after January 1, 2012 or conducted via an automatic withdrawal plan. If a shareholder is a corporation and has not instructed the Fund in its
Account Application or by written instruction that it is a C corporation, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.
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Backup Withholding.  The Fund may be required to withhold U.S. federal income tax on all taxable distributions payable to shareholders if they fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if they have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against U.S. federal income tax liability.
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Foreign Withholding Taxes. The Fund may be subject to foreign withholding or other foreign taxes, which in some cases can be significant on any income or gain from investments in foreign securities. In that case, the Fund’s total return on those securities would be decreased. The Fund may generally deduct these taxes in computing its taxable income. Rather than deducting these foreign taxes, if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations or foreign governments, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, such Fund may make an election to treat a proportionate amount of eligible foreign taxes as constituting a taxable distribution to each shareholder, which would, subject to certain limitations, generally allow the shareholder to either (i) credit that proportionate amount of taxes against U.S. Federal income tax liability as a foreign tax credit or (ii) take that amount as an itemized deduction. Although in some cases the Fund may be able to apply for a refund of a portion of such taxes, the ability to successfully obtain such a refund may be uncertain.
Foreign shareholders may be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions from the Fund. Additionally, the Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (are deemed noncompliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
This “Tax Consequences” section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Taxation” in the SAI for additional information regarding the tax aspects of investing in the Fund.

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Characteristics and Risks of Securities and Investment Techniques
This section provides additional information about some of the principal investments and related risks of the Fund described under “Fund Summary” and “Description of Principal Risks” above. It also describes characteristics and risks of additional securities and investment techniques that may be used by the Fund from time to time. Most of these securities and investment techniques described herein are discretionary, which means that PIMCO can decide whether to use them or not. This prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Fund. As with any mutual fund, investors in the Fund rely on the professional investment judgment and skill of PIMCO and the individual portfolio managers. Please see “Investment Objectives and Policies” in the SAI for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Fund.
Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different portfolio management team or strategy, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds.
Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management. For example, the Fund may be forced to sell a comparatively large portion of its portfolio to meet significant shareholder redemptions, or hold a comparatively large portion of its portfolio in cash due to significant shareholder purchases, in each case when the Fund otherwise would not seek to do so. Such shareholder transactions may cause Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities resulted in gains, or otherwise cause the Fund to perform differently than intended. Similarly, significant shareholder purchases may adversely affect the Fund’s performance to the extent the Fund is delayed in investing new cash and, as a result, holds a proportionally larger cash position than under ordinary circumstances and such impact may be heightened in funds of funds. While such risks may apply to Funds of any size, such risks are heightened in Funds with fewer assets under management. In addition, new Funds may not be able to fully implement their investment strategy immediately upon commencing investment operations, which could reduce investment performance.
More generally, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of purchase or redemption requests. Such large shareholders include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Large shareholder transactions may cause Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. In addition, such transactions may also cause the Fund to sell certain assets in order to meet purchase or redemption requests, which could indirectly affect the liquidity of the Fund’s portfolio. Such transactions may also increase the Fund’s transaction costs, decrease economies of scale, accelerate the realization of taxable income, or otherwise cause the Fund to perform differently than intended. While large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.
Certain PIMCO Funds (the “PIMCO Funds of Funds”) invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, which is defined to include the Fund. In some cases, the PIMCO Funds of Funds and certain funds managed by investment advisers affiliated with PIMCO (“Affiliated Funds of Funds”) may be the predominant or sole shareholders of a particular Underlying PIMCO Fund, including the Fund. Investment decisions made with respect to the PIMCO Funds of Funds and Affiliated Funds of Funds could, under certain circumstances, negatively impact the Underlying PIMCO Funds, including the Fund, with respect to the expenses and investment performance of the Underlying PIMCO Funds. For instance, large purchases or redemptions of shares of an Underlying PIMCO Fund by the PIMCO Funds of Funds and Affiliated Funds of Funds, whether as part of a reallocation or rebalancing strategy or otherwise, may result in the Underlying PIMCO Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase an Underlying PIMCO Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Additionally, as the PIMCO Funds of Funds and Affiliated Funds of Funds may invest substantially all or a significant portion of their assets in Underlying PIMCO Funds, the Underlying PIMCO Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Underlying PIMCO Funds investment flexibility.
Investment Selection
The Fund seeks maximum total return. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation, if any, arising from increases in the market value of the Fund’s holdings. Capital appreciation of fixed income securities generally results from decreases in market interest rates, foreign currency appreciation, or improving credit fundamentals for a particular market sector or security.
In selecting securities for the Fund, PIMCO develops an outlook for interest rates, currency exchange rates and the economy, analyzes credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or

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maturity) varies based on PIMCO’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.
With respect to fixed income investing, PIMCO attempts to identify areas of the bond market that are undervalued relative to the rest of the market. PIMCO identifies these areas by grouping Fixed Income Instruments into sectors such as money markets, governments, corporates, mortgages, asset-backed and international. In seeking to identify undervalued currencies, PIMCO may consider many factors, including but not limited to longer-term analysis of relative interest rates, inflation rates, real exchange rates, purchasing power parity, trade account balances and current account balances, as well as other factors that influence exchange rates such as flows, market technical trends and government policies. Sophisticated proprietary software then assists in evaluating sectors and pricing specific investments. Once investment opportunities are identified, PIMCO will shift assets among sectors depending upon changes in relative valuations, credit spreads and other factors. There is no guarantee that PIMCO’s investment selection techniques will produce the desired results.
Fixed Income Instruments
“Fixed Income Instruments,” as used generally in this prospectus, includes:
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securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”);
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corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
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mortgage-backed and other asset-backed securities;
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inflation-indexed bonds issued both by governments and corporations;
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structured notes, including hybrid or “indexed” securities and event-linked bonds;
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bank capital and trust preferred securities;
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loan participations and assignments;
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delayed funding loans and revolving credit facilities;
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bank certificates of deposit, fixed time deposits and bankers’ acceptances;
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repurchase agreements on Fixed Income Instruments and reverse repurchase agreements on Fixed Income Instruments;
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debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
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obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
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obligations of international agencies or supranational entities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury.
The Fund to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom, may invest in derivatives based on Fixed Income Instruments.
Duration
Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of eight years would be expected to fall approximately 8% if interest rates rose by one percentage point. Similarly, the price of a bond fund with an average duration of thirty years would be expected to fall approximately 30% if interest rates rose by one percentage point. Conversely, the price of a bond fund with an average duration of negative three years would be expected to rise approximately 3% if interest rates rose by one percentage point. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due, whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates, as well as the time until an interest rate is reset (in the case of variable-rate securities). PIMCO uses an internal model for calculating duration, which may result in a different value for the duration of an index compared to the duration calculated by the index provider or another third party.
U.S. Government Securities
U.S. Government Securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored enterprises. The U.S. Government does not guarantee the NAV of the Fund’s shares. U.S. Government Securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. Government Securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. Government Securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. Government Securities not supported by the full faith and credit of the United States. Such other types of U.S. Government Securities are: (1) supported by the ability of the issuer to borrow from the U.S. Treasury; (2) supported only by the credit of the issuing agency, instrumentality or government-sponsored corporation; or (3) supported by the United States in some other way. These securities may be subject to greater credit risk. U.S. Government Securities include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater market risk than interest-paying securities of similar maturities.
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. Government National Mortgage Association (“GNMA”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans

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Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Under the direction of the Federal Housing Finance Agency, FNMA and FHLMC have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented in June 2019, and the long-term effects it may have on the market for mortgage-backed securities are uncertain.
Municipal Bonds
Municipal Bonds are generally issued by states, territories, possessions and local governments and their agencies, authorities and other instrumentalities. Municipal Bonds are subject to interest rate, credit and market risk, uncertainties related to the tax status of a Municipal Bond or the rights of investors invested in these securities. The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. In addition, imbalances in supply and demand in the municipal market may result in a deterioration of liquidity and a lack of price transparency in the market. At certain times, this may affect pricing, execution and transaction costs associated with a particular trade. The secondary market for municipal bonds, particularly the lower-rated bonds, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the ability of the Fund to sell its bonds at attractive prices or value municipal bonds. The value of certain municipal securities, in particular general obligation debt, may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, changes in accounting standards and by the phasing out of federal programs providing financial support. Lower-rated Municipal Bonds are subject to greater credit and market risk than higher-quality Municipal Bonds. The types of Municipal Bonds in which the Fund may invest include municipal lease obligations, municipal general obligation bonds, municipal essential service revenue bonds, municipal cash equivalents, and pre-refunded and escrowed to maturity Municipal Bonds. The Fund may also invest in industrial development bonds, which are Municipal Bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds.
Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by the Fund is funded from securities in a designated escrow account that holds
U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of municipal bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investment in pre-refunded Municipal Bonds held by the Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if the Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.
The Fund may invest in trust certificates issued in tender option bond programs. In these programs, a trust typically issues two classes of certificates and uses the proceeds to purchase municipal securities having relatively long maturities and bearing interest at a fixed interest rate substantially higher than prevailing short-term tax-exempt rates. There is a risk that a Fund investing in a tender option bond program will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid or may become illiquid as a result of, among other things, a credit rating downgrade, a payment default or a disqualification from tax-exempt status.
The Fund’s investment in the securities issued by a tender option bond trust may involve greater risk and volatility than an investment in a fixed rate bond, and the value of such securities may decrease significantly when market interest rates increase. Tender option bond trusts could be terminated due to market, credit or other events beyond the Fund’s control, which could require the Fund to dispose of portfolio investments at inopportune times and prices. The Fund may use a tender option bond program as a way of achieving leverage in its portfolio, in which case the Fund will be subject to leverage risk.
In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for

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any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s compliance date, which was July 21, 2017.
Mortgage-Related and Other Asset-Backed Securities
Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.
The value of some mortgage-related and other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. See “Extension Risk” and “Prepayment Risk” below. The values of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.
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Extension Risk. Mortgage-related and other asset-backed securities are subject to Extension Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation later than expected. This may occur when interest rates rise. This may negatively affect Fund returns, as the value of the security decreases when principal payments are made later than expected. In addition, because principal payments are made later than expected, the Fund may be prevented from investing proceeds it would otherwise have received at a given time at the higher prevailing interest rates.
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Prepayment Risk. Mortgage-related and other asset-backed securities are subject to Prepayment Risk, which is the risk that the issuer of such a security pays back the principal of such an obligation earlier than expected (due to the sale of the underlying property, refinancing, or foreclosure). This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment.
One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.
The Fund may invest in mortgage-related securities that reflect an interest in reverse mortgages. Due to the unique nature of the underlying loans, reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain.
The Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. The Fund may invest in other asset-backed securities that have been offered to investors.
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Privately Issued Mortgage-Related Securities. Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in such pools. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. The risk of nonpayment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Privately issued mortgage-related securities are not traded on an exchange

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and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in the Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
Privately Issued Mortgage-Related Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.
Loan Participations and Assignments
The Fund may invest in fixed- and floating-rate loans, which investments generally will be in the form of loan participations and assignments of all or portions of such loans. Participations and assignments involve special types of risk, including extension risk, prepayment risk, credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Loans are subject to the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the value of the loan. In addition, the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and the Fund could become part owner of any collateral if a loan is foreclosed, subjecting the Fund to costs associated with owning and disposing of the collateral. If the Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.
Reinvestment
The Fund may be subject to the risk that the returns of the Fund will decline during periods of falling interest rates because the Fund may have to reinvest the proceeds from matured, traded or called debt obligations at interest rates below the Fund’s current earnings rate. For instance, when interest rates decline, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, thereby forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher-yielding portfolio securities and to purchase lower-yielding securities to achieve greater portfolio diversification, because the Fund’s portfolio managers believes the current holdings are overvalued or for other investment-related reasons. A decline in the returns received by the Fund from its investments is likely to have an adverse effect on the Fund’s NAV, yield and total return.
Focused Investment
To the extent that the Fund focuses its investments in a particular sector, the Fund may be susceptible to loss due to adverse developments affecting that sector. These developments include, but are not limited to, governmental regulation; inflation; rising interest rates; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; competition from new entrants; high research and development costs; increased costs associated with compliance with environmental or other governmental regulations; and other economic, business or political developments specific to that sector. Furthermore, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to the types of developments described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.
Corporate Debt Securities
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. In addition, certain corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity and pricing transparency risks.
Bank Capital Securities and Trust Preferred Securities
There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Trust preferred securities have the characteristics of both subordinated debt and preferred securities. The primary advantage of the structure of trust preferred securities is that they are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements. Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. The market value of trust preferred securities may be more volatile than those of conventional debt securities. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings.
High Yield Securities and Distressed Companies
Securities rated lower than Baa by Moody’s, or equivalently rated by S&P or Fitch, are sometimes referred to as “high yield securities” or “junk bonds.” Issuers of these securities may be distressed and undergoing restructuring, bankruptcy or other proceedings in an attempt to avoid insolvency. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income

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securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield and distressed company securities typically entail greater potential price volatility and may be less liquid than higher-rated securities. High yield securities and debt securities of distressed companies may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities. The Fund may invest in securities that are in default with respect to the payment of interest or repayment of principal, or present an imminent risk of default with respect to such payments. Issuers of securities in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
The market values of high yield securities tend to reflect individual developments of the issuer to a greater extent than do higher-quality securities, which tend to react mainly to fluctuations in the general level of interest rates. In addition, lower-quality debt securities tend to be more sensitive to general economic conditions. Certain emerging market governments that issue high yield securities in which the Fund may invest are among the largest debtors to commercial banks, foreign governments and supranational organizations, such as the World Bank, and may not be able or willing to make principal and/or interest payments as they come due.
Variable and Floating Rate Securities
Variable and floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes and/or that reset on predetermined dates (such as the last day of a month or a calendar quarter). In addition to senior loans, variable- and floating-rate instruments may include, without limit, instruments such as catastrophe and other event-linked bonds, bank capital securities, unsecured bank loans, corporate bonds, money market instruments and certain types of mortgage-related and other asset-backed securities. The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, in which the value of the investment position is determined by changes in the difference between the prices or interest rates as the case may be, of the respective securities. Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Fund may invest up to 5% of its total assets in any combination of mortgage-related or other asset- backed IO, PO or inverse floater securities. The Fund may also invest, without limitation, in residual interest bonds. Residual interest bonds are a type of inverse floater. See “Municipal Bonds.”
Inflation-Indexed Bonds
Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, which are more fully described below) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS may also be divided into individual zero-coupon instruments for each coupon or principal payment (known as “iSTRIPS”). An iSTRIP of the principal component of a TIPS issue will retain the embedded deflation floor that will allow the holder of the security to receive the greater of the original principal or inflation-adjusted principal value at maturity. iSTRIPS may be less liquid than conventional TIPS because they are a small component of the TIPS market.
Municipal inflation-indexed securities are municipal bonds that pay coupons based on a fixed rate plus the Consumer Price Index. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation. At the same time, the value of municipal inflation-indexed securities and such corporate inflation indexed securities generally will not increase if the rate of inflation decreases. Because municipal inflation-indexed securities and corporate inflation-indexed securities are a small component of the municipal bond and corporate bond markets, respectively, they may be less liquid than conventional municipal and corporate bonds.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Event-Linked Exposure
The Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or by implementing “event-linked strategies.” Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics related to such events. Some event-linked bonds are commonly referred to as

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“catastrophe bonds.” If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap. Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure may also expose the Fund to certain unanticipated risks including counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked exposure may also be subject to liquidity risk.
Convertible and Equity Securities
Common stock represents equity ownership in a company and typically provides the common stockholder the power to vote on certain corporate actions, including the election of the company’s directors. Common stockholders participate in company profits through dividends and, in the event of bankruptcy, distributions, on a pro-rata basis after other claims are satisfied. Many factors affect the value of common stock, including earnings, earnings forecasts, corporate events and factors impacting the issuer’s industry and the market generally. Common stock generally has the greatest appreciation and depreciation potential of all corporate securities.
The Fund may invest in convertible securities and equity securities, as well as securities related to equities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. Convertible securities are generally preferred securities and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at a stated price or rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. The Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
“Synthetic” convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. A simple example of a synthetic convertible security is the combination of a traditional corporate bond with a warrant to purchase equity securities of the issuer of the bond. The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. The income-producing and convertible components of a synthetic convertible security may be issued separately by different issuers and at different times.
Preferred and other senior securities generally entitle the holder to receive, in preference to the holders of other securities such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred and other senior securities may pay fixed or adjustable rates of return. Preferred and other senior securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred and other senior securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred and other senior securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.
In addition, preferred and other senior securities often have special redemption rights allowing issuers to redeem such securities at par earlier than scheduled. If these rights are exercised, the Fund may have to reinvest proceeds in less attractive securities.
Among other risks described in this Prospectus, the following issues are particularly associated with investments in preferred and other senior securities.
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Deferral and Omission of Distributions. Preferred and other senior securities may include features permitting or requiring the issuer to defer or omit distributions. Among other things, such deferral or omission may result in adverse tax consequences for a Fund.
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Limited Voting Rights. Preferred and other senior securities generally do not have voting rights with respect to the issuer unless dividends have been in arrears for certain specified periods of time.
In the future, preferred or other senior securities may be offered with features different from those described above, and as such, may entail different risks. Over longer periods of time, certain types of preferred or other senior securities may become more scarce or less liquid as a result of legislative changes. Such events may result in losses to the Fund as the prices of securities it holds may be negatively affected. Revisions to bank capital requirements by international regulatory bodies, to the extent they are adopted in the United States, may also negatively impact the market for certain preferred or senior securities.
While some countries or companies may be regarded as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply, or legal or technical restrictions. In such cases, subject to its applicable investment restrictions, a Fund may consider convertible securities or equity securities to gain exposure to such investments.
At times, in connection with the restructuring of a preferred security or Fixed Income Instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred security or Fixed Income

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Instrument. Depending upon, among other things, PIMCO’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.
Equity securities generally have greater price volatility than fixed income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.
Foreign (Non-U.S.) Securities
The Fund may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries. PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign (non-U.S.) government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. The Fund’s investments in foreign (non-U.S.) securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a non-U.S. company’s securities that have been deposited with a bank or trust and that trade on a U.S. exchange or over-the-counter. ADRs, EDRs and GDRs may be less liquid or may trade at a different price than the underlying securities of the issuer. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are: foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer.
Investing in foreign (non-U.S.) securities involves special risks and considerations not typically associated with investing in U.S. securities. Investors should consider carefully the substantial risks involved for funds that invest in securities issued by foreign companies and governments of foreign countries. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of the imposition of sanctions and other similar measures, nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; market disruption; the possibility of security suspensions; and political instability. Individual foreign (non-U.S.) economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign (non-U.S.) securities markets may change independently of each other. Also, foreign (non-U.S.) securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign (non-U.S.) securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign (non-U.S.) securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in, or uncertainty concerning, foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies and in some cases could lead to uncertainty regarding the reliability of issuers’ financial reporting.
The Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities.
Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.
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Emerging Market Securities. The Fund that may invest in foreign (non-U.S.) securities may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries. PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market

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country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In making investments in emerging market securities, the Fund emphasizes those countries with relatively low gross national product per capita and with the potential for rapid economic growth. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. PIMCO will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors it believes to be relevant.
Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to the imposition of sanctions and other similar measures, price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.
Foreign (Non-U.S.) Currencies
Direct investments in foreign (non-U.S.) currencies or in securities that trade in, or receive revenues in, foreign (non-U.S.) currencies will be subject to currency risk. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign (non-U.S.) governments or central banks, or by currency controls or political developments. Currencies in which the Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund.
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Foreign Currency Transactions.  Funds that invest in securities denominated in foreign (non-U.S.) currencies may engage in foreign currency transactions on a spot (cash) basis, enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the

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Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict the Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. A contract to sell a foreign currency would limit any potential gain that might be realized if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. In accordance with current federal securities laws, rules and staff positions, the Fund will segregate or “earmark” assets determined to be liquid by PIMCO (or, as permitted by applicable law, enter into certain offsetting positions) to cover its obligations under forward foreign currency exchange contracts.
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Redenomination. Continuing uncertainty as to the status of the euro and the European Monetary Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to currency risk, liquidity risk and risk of improper valuation to a greater extent than similar investments currently denominated in euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities. There can be no assurance that if the Fund earns income or capital gains in a non-U.S. country or PIMCO otherwise seeks to withdraw the Fund’s investments from a given country, capital controls imposed by such country will not prevent, or cause significant expense in, doing so.
Repurchase Agreements
The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.
Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings
The Fund may enter into reverse repurchase agreements and dollar rolls, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by the Fund and its agreement to repurchase the instrument at a specified time and price. A dollar roll is similar except that the counterparty is not obligated to return the same securities as those originally sold by the Fund but only securities that are “substantially identical.” Reverse repurchase agreements and dollar rolls may be considered borrowing for some purposes. In accordance with current federal securities laws, rules and staff positions, the Fund will segregate or “earmark” assets determined to be liquid by PIMCO to cover its obligations under reverse repurchase agreements and dollar rolls. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Fund.
The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to one-third of the Fund’s total assets, less all liabilities and indebtedness not represented by senior securities. A Fund may also borrow money for temporary administrative purposes in an amount not to exceed 5% of the Fund’s total assets. In addition, the Fund may borrow from certain other PIMCO funds in inter-fund lending transactions to the extent permitted by an exemptive order from the SEC.
Derivatives
The Fund may, but is not required to, use derivatives and similar instruments (referred to collectively as “derivatives”) for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, spreads between different interest rates, currencies or currency exchange rates, commodities, and related indexes. Examples of derivative instruments include options contracts, futures contracts, options on futures contracts

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and swap agreements (including, but not limited to, credit default swaps and swaps on exchange-traded funds). The Fund may invest some or all of its assets in derivative instruments, subject to the Fund’s objective and policies. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed. A description of these and other derivative instruments that the Fund may use are described under “Investment Objectives and Policies” in the SAI.
The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the SAI. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Fund.
Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.
Credit Risk.  The use of certain derivative instruments involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. Additionally, a short position in a credit default swap could result in losses if the Fund does not correctly evaluate the creditworthiness of the company on which the credit default swap is based.
Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.
Leverage Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the
Fund uses derivatives for leverage, investments in the Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with current federal securities laws, rules and staff positions, to limit leverage risk, the Fund will segregate or “earmark” assets determined to be liquid by PIMCO (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.
Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager may wish to retain the Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that the Fund will engage in derivatives transactions at any time or from time to time. The Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.
Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. The Fund may also have to buy or sell a security at a disadvantageous time or price, because, in accordance with current federal securities laws, rules and staff positions, the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness or raise the costs of the Fund’s derivative transactions, or impede the employment of the Fund’s derivatives strategies, or adversely affect the Fund’s performance.
Other risks in using derivatives include the risk of mispricing and improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund's return is net of fees

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and expenses. In addition, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.
Correlation Risk.  In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. For example, a swap agreement on an exchange-traded fund would not correlate perfectly with the index upon which the exchange-traded fund is based because the fund’s return is net of fees and expenses. In this regard, the Fund seeks to achieve its investment objectives, in part, by investing in derivatives positions that are designed to closely track the performance (or inverse performance)  of an index on a daily basis. However, the overall investment strategy of the fund is not designed or expected to produce returns which replicate the performance (or inverse performance) of the particular index, and the degree of variation could be substantial, particularly over longer periods. There are a number of factors which may prevent a Fund, or derivatives or other strategies used by a Fund, from achieving a desired correlation with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by the Fund and the determination of the NAV of Fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a Fund invests; (iv) a Fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a Fund (due to share purchases or redemptions, for example), potentially resulting in the Fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a Fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
Real Estate Investment Trusts (REITs)
REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Some REITs also finance real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Therefore, REITs tend to pay higher dividends than other issuers.
REITs can be divided into three basic types: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property. They derive their income primarily from rents received and any profits on the sale of their properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive most of their income from mortgage interest payments. As its name suggests, Hybrid REITs combine characteristics of both Equity REITs and Mortgage REITs.
An investment in a REIT, or in a real-estate linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income. REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended.
Exchange-Traded Notes (ETNs)
ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses borne by the ETN. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. ETNs are also subject to tax risk. The IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs. There may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Delayed Funding Loans and Revolving Credit Facilities
The Fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when

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the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.
When-Issued, Delayed Delivery and Forward Commitment Transactions
The Fund may purchase or sell securities that it is eligible to purchase or sell on a when-issued basis, may purchase or sell such securities for delayed delivery and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, the Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, the Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.
Investment in Other Investment Companies
The Fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, including exchange-traded funds or in pooled accounts, or other unregistered accounts or investment vehicles to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash or when PIMCO believes share prices of other investment companies offer attractive values. As a shareholder of an investment company or other pooled vehicle, the Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers.
The Fund may invest in certain money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by the series of the registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market instruments and short maturity Fixed Income Instruments. The Central Funds may incur expenses related to their investment activities, but do not pay investment advisory or supervisory and administrative fees to PIMCO.
Subject to the restrictions and limitations of the 1940 Act, and the rules and regulations thereunder and any exemptive relief therefrom, the Fund may, in the future, elect to pursue its investment objective either by investing directly in securities or by investing in one or more underlying investment vehicles or companies that have substantially similar investment objectives and policies as the Fund.
Small-Cap and Mid-Cap Companies
The Fund may invest in equity securities of small-capitalization and mid-capitalization companies. The Fund considers a small-cap company to be a company with a market capitalization of up to $1.5 billion and a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion. Investments in small-cap and mid-cap companies involve greater risk than investments in large-capitalization companies. Small- and mid-cap companies may not have an established financial history, which can present valuation challenges. The equity securities of small- and mid-cap companies may be subject to increased market fluctuations, due to less liquid markets and more limited managerial and financial resources. The Fund’s investment in small- and mid-cap companies may increase the volatility of the Fund’s portfolio.
Short Sales
The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. In accordance with current federal securities laws, rules and staff positions, when making a short sale (other than a “short sale against the box”), the Fund must segregate or “earmark” assets determined to be liquid by PIMCO or otherwise cover its position in a permissible manner. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.
Illiquid Investments
The Fund may invest up to 15% of its net assets (taken at the time of investment) in illiquid investments that are assets. Certain illiquid investments may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid investments and transactions in illiquid investments may entail registration expenses and other transaction costs that are higher than those for transactions in liquid investments. The term “illiquid investments” for this purpose

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means investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper) may be treated as liquid (i.e., classified by the Fund in a liquidity category other than “illiquid” pursuant to the Fund's liquidity risk management procedures), although they may be relatively less liquid than registered securities traded on established secondary markets. Additional discussion of illiquid investments and related regulatory limits and requirements is available under “Investment Objectives and Policies” in the SAI.
Fund Distribution Rates
Although the Fund may seek to maintain level distributions, the Fund's distribution rates may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in the Fund’s distribution rate or that the rate will be sustainable in the future.
For instance, during periods of low or declining interest rates, the Fund’s distributable income and dividend levels may decline for many reasons. For example, the Fund may have to deploy uninvested assets (whether from purchases of Fund shares, proceeds from matured, traded or called debt obligations or other sources) in new, lower yielding instruments. Additionally, payments from certain instruments that may be held by the Fund (such as variable and floating rate securities) may be negatively impacted by declining interest rates, which may also lead to a decline in the Fund’s distributable income and dividend levels.
Loans of Portfolio Securities
For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided that a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the SAI for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund. Cash collateral received by the Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term mutual funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. The Fund bears the risk of such investments.
Portfolio Turnover
The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” When the portfolio managers deem it appropriate and particularly during periods of volatile market movements, the Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective. Higher portfolio turnover (e.g., an annual rate greater than 100% of the average value of the Fund’s portfolio) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Please see the Fund's “Fund Summary—Portfolio Turnover” or the “Financial Highlights” in this prospectus for the portfolio turnover rates of the Fund  that were operational during the last fiscal year.
Temporary Defensive Positions
For temporary defensive purposes, the Fund may invest without limit in U.S. debt securities, including taxable securities and short-term money market securities in attempting to respond to adverse market, economic, political, or other conditions, as determined by PIMCO. When the Fund engages in such strategies, it may not achieve its investment objective.
From time to time, as the prevailing market and interest rate environments warrant, and at the discretion of its portfolio manager, some portion of the Fund’s total net assets may be uninvested. In such cases, Fund assets will be held in cash in the Fund’s custody account. Cash assets are generally not income-generating and would impact the Fund’s performance.
Changes in Investment Objectives and Policies
The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval. Unless otherwise stated, all other investment policies of the Fund may be changed by the Board of Trustees without shareholder approval.
Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.
Credit Ratings and Unrated Securities
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Appendix A to this prospectus describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes

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in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. The Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The ratings of a fixed income security may change over time. Moody’s, S&P and Fitch monitor and evaluate the ratings assigned to securities on an ongoing basis. As a result, debt instruments held by the Fund could receive a higher rating or a lower rating during the period in which they are held by the Fund. PIMCO does not rely solely on credit ratings, and develops its own analysis of issuer credit quality.
The Fund may purchase unrated securities (which are not rated by a rating agency) if PIMCO determines, in its sole discretion, that the security is of comparable quality to a rated security that the Fund may purchase. In making ratings determinations, PIMCO may take into account different factors than those taken into account by rating agencies, and PIMCO’s rating of a security may differ from the rating that a rating agency may have given the same security. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities. To the extent that the Fund invests in high yield and/or unrated securities, the Fund's success in achieving its investment objective may depend more heavily on the portfolio manager's creditworthiness analysis than if the Fund invested exclusively in higher-quality and higher-rated securities.
ESG Investing
As the investment adviser to the Fund, PIMCO may engage proactively with issuers to encourage them to improve their business practices with respect to ESG practices. In determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of critical ESG issues and will, when appropriate, also reference standards as set forth by recognized global organizations such as the United Nations, among others. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with an issuer’s management, such as through in-person meetings, phone calls, electronic communications, and letters. Through these engagement activities, PIMCO seeks to identify opportunities for a company to improve its ESG practices, and works collaboratively with an issuer’s management to establish concrete objectives and to develop a plan for meeting these objectives. The Fund may invest in securities of issuers whose ESG practices are currently suboptimal, with the expectation that these practices may improve over time either as a result of PIMCO’s engagement efforts or through the issuer’s own initiatives. There can be no assurance that these engagement efforts will be successful. PIMCO may exclude from the Fund issuers that are not receptive to its engagement efforts. In addition, because the Fund invests primarily in Fixed Income Instruments, the Fund does not generally have standing to engage issuers in all the ways that an investor in an issuer’s equity securities does.
Additional Information Regarding Certain Screens Used by the Fund
As noted above, the Fund will not invest in the securities of any non-governmental issuer known to (1) derive gross revenue from the production, direction or publication of adult entertainment materials, as well as those known to be directly engaged in the business of distributing and retailing such materials, (2) provide abortions or manufacture abortifacients (and entities that own or are owned thereby), (3) manufacture products intended for contraception, (4) engage in certain types of stem cell research (including the use of embryonic or fetal stem cells to develop products), or (5) produce and/or retail cannabis for recreational use. In analyzing whether an issuer meets any of the criteria described above, PIMCO intends to predominantly rely upon, among other things, information provided by an independent third party to determine whether an issuer is known to be engaged in an activity, including research and screens employed for certain values-based or Catholic institutions such as the MSCI Catholic Values Screening Methodology and related research. PIMCO may also apply additional screens and exclusions. For example, where an issuer is not covered by a third-party, PIMCO may conduct additional reviews to determine whether an investment is consistent with the philosophy of these screens and/or exclusions.
Issuers may be identified as known to be engaged in an activity by an independent third-party (whose methodology is summarized herein as of September 2022) using a combination of industry classifications, business descriptions and keyword searches in select company filings to identify issuers that could have involvement in one or more of the covered activities described above. Issuers found without any potential involvement in a covered activity during this step are generally treated as not involved in the activity by such third-party. If the initial review process identifies the potential for involvement, an analyst of the third-party may review an issuer’s regulatory filings, annual reports, company websites and third-party sources, including news, media and non-governmental organizations, to determine if a company is in fact involved in one of the covered activities. If after this step there is no evidence to flag the company for one of the covered activities, then the company generally is treated as not involved in the activity by the third-party. If, however, during the screening process or analyst review evidence is captured relating to the company’s involvement in a covered activity, then the company generally is treated as involved in the activity by the third-party. The third-party may only refresh its research periodically. With respect to abortion, abortifacients and stem cell research, the third-party may in addition to, or in lieu of, the above utilize surveys of issuers. An issuer may be classified as not involved in an activity if it does not respond in the affirmative to such surveys. There can be no guarantee that the activities of the companies identified for investment (or exclusion) by the Fund will align with the principles of a faith-based investor.
Below is additional information regarding these screens as of September 2022:
◾
Adult Entertainment Materials. Adult entertainment materials generally are those in which the dominant theme is

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“sexually explicit” conduct. This screen is intended to exclude companies deriving gross revenue from the production, direction or publication of adult entertainment materials, as well as those known to be directly engaged in the business of distributing and retailing such materials. Companies involved in the independent wholesale of such materials generally are viewed as distributors thereof. In addition, companies that operate specialty stores or online sites for adult entertainment materials generally are viewed as retailers thereof.
◾
Abortion Providers and Abortifacient Manufacturers. This screen generally is intended to exclude companies with an industry tie to abortion or abortifacients, including abortion providers, acute care facility operators, abortifacient manufacturers, and issuers that own or are owned by one of the foregoing. (Abortifacients generally are drugs, compounds or chemicals that result in the termination of a pregnancy or that are otherwise recognized as having significant secondary use in the termination of pregnancy. The following are not intended to be excluded: companies that solely market, license, or distribute abortifacients; companies that manufacture non-abortifacient specific products such as saline solution; companies that retail or prescribe abortifacients, such as pharmacies; companies that manufacture abortifacient drugs exclusively for research or animal use; and/or companies that produce drugs that include abortion as a side effect.)
◾
Contraceptive Manufacturers. Contraceptives include: hormonal contraceptives; vaginal barriers; intrauterine devices; contraceptive implants; spermicide; and permanent contraceptives. This screen is not intended to encompass retailers, distributors, insurers, supporters or researchers of contraceptives.
◾
Stem Cell Research Providers. This screen focuses on companies engaged in stem cell research using cells derived from human embryos or human fetal tissue, companies that use fetal cell lines in the development of vaccines and other biologics, companies that develop or produce products for scientific research specifically on embryonic or fetal stem cells and companies that use embryonic or fetal stem cells to develop products.
◾
Recreational Cannabis. Companies involved in the production or retail of cannabis for recreational use. This screen generally is not intended to encompass companies involved with synthetic cannabis or chemicals, CBD, complementary products, support services, farming equipment, marketing, technology, transportation, leasing, or medical cannabis.
MSCI Catholic Values Screening Methodology and related research provide information on companies involved in specific business activities of concern to Catholic investors to assist asset managers in analyzing investment decisions, including exclusionary screening factors, underlying metrics and thresholds, to determine whether a non-governmental issuer meets any of the criteria described above.
Other Investments and Techniques
The Fund may invest in other types of securities and use a variety of investment techniques and strategies that are not described in this prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.
Cyber Security
As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems (e.g., through “hacking” or malicious software coding) and may come from multiple sources, including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which the Fund invests can also subject the Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. Moreover, cyber security breaches involving trading counterparties or issuers in which the Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.
Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown

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threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

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Financial Highlights
Because the Fund has not operated for a full fiscal period as of the date of this prospectus, audited financial statements are not available.

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Appendix A
Description of Securities Ratings
The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, Standard & Poor’s or Fitch, or, if unrated, determined by PIMCO to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. The following terms are generally used to describe the credit quality of fixed income securities:
High Quality Debt Securities  are those rated in one of the two highest rating categories (the highest category for commercial paper) or, if unrated, deemed comparable by PIMCO.
Investment Grade Debt Securities  are those rated in one of the four highest rating categories, or, if unrated, deemed comparable by PIMCO.
Below Investment Grade High Yield Securities (“Junk Bonds”),  are those rated lower than Baa by Moody’s, BBB by Standard & Poor’s or Fitch, and comparable securities. They are deemed predominantly speculative with respect to the issuer’s ability to repay principal and interest.
The following is a description of Moody’s, Standard & Poor’s and Fitch’s rating categories applicable to fixed income securities.
Moody’s Investors Service, Inc.
Global Long-Term Rating Scale
Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of eleven months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
* By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Medium-Term Note Program Ratings
Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes).
MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g., senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Global Short-Term Rating Scale
Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

March 20, 2023 | Prospectus  A-1

PIMCO Funds

P-1: Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2: Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3: Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
National Scale Long-Term Ratings
Moody’s long-term National Scale Ratings (NSRs) are opinions of the relative creditworthiness of issuers and financial obligations within a particular country. NSRs are not designed to be compared among countries; rather, they address relative credit risk within a given country. Moody’s assigns national scale ratings in certain local capital markets in which investors have found the global rating scale provides inadequate differentiation among credits or is inconsistent with a rating scale already in common use in the country.
In each specific country, the last two characters of the rating indicate the country in which the issuer is located or the financial obligation was issued (e.g., Aaa.ke for Kenya).
Aaa.n: Issuers or issues rated Aaa.n demonstrate the strongest creditworthiness relative to other domestic issuers and issuances.
Aa.n: Issuers or issues rated Aa.n demonstrate very strong creditworthiness relative to other domestic issuers and issuances.
A.n: Issuers or issues rated A.n present above-average creditworthiness relative to other domestic issuers and issuances.
Baa.n: Issuers or issues rated Baa.n represent average creditworthiness relative to other domestic issuers and issuances.
Ba.n: Issuers or issues rated Ba.n demonstrate below-average creditworthiness relative to other domestic issuers and issuances.
B.n: Issuers or issues rated B.n demonstrate weak creditworthiness relative to other domestic issuers and issuances.
Caa.n: Issuers or issues rated Caa.n demonstrate very weak creditworthiness relative to other domestic issuers and issuances.
Ca.n: Issuers or issues rated Ca.n demonstrate extremely weak creditworthiness relative to other domestic issuers and issuances.
C.n: Issuers or issues rated C.n demonstrate the weakest creditworthiness relative to other domestic issuers and issuances.
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
National Scale Short-Term Ratings
Moody’s short-term NSRs are opinions of the ability of issuers or issuances in a given country, relative to other domestic issuers or issuances, to repay debt obligations that have an original maturity not exceeding thirteen months. Short-term NSRs in one country should not be compared with short-term NSRs in another country, or with Moody’s global ratings. There are four categories of short-term national scale ratings, generically denoted N-1 through N-4 as defined below.
In each specific country, the first two letters indicate the country in which the issuer is located (e.g., KE-1 through KE-4 for Kenya).
N-1: N-1 issuers or issuances represent the strongest likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-2: N-2 issuers or issuances represent an above average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-3: N-3 issuers or issuances represent an average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
N-4: N-4 issuers or issuances represent a below average likelihood of repayment of short-term debt obligations relative to other domestic issuers or issuances.
The short-term rating symbols P-1.za, P-2.za, P-3.za and NP.za are used in South Africa.
Short-Term Obligation Ratings
The Municipal Investment Grade (MIG) scale is used for US municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the Variable Municipal Investment Grade (VMIG) scale.

A-2  Prospectus | PIMCO Funds

Prospectus

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
Standard & Poor’s Ratings Services
Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ (“S&P”) analysis of the following considerations:
◾
Likelihood of payment—capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
◾
Nature and provisions of the financial obligation and the promise S&P imputes; and
◾
Protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Investment Grade
AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Speculative Grade
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR: This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

March 20, 2023 | Prospectus  A-3

PIMCO Funds

Short-Term Issue Credit Ratings
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Dual Ratings: Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+‘ or ‘A-1+/ A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+‘).
Active Qualifiers
S&P uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
p: This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
prelim: Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P of appropriate documentation. S&P reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
◾
Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
◾
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
◾
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P’s opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
◾
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P would likely withdraw these preliminary ratings.
◾
A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

A-4  Prospectus | PIMCO Funds

Prospectus

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
cir: This symbol indicates a Counterparty Instrument Rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers (no longer applied or outstanding)
*:This symbol indicated that the rating was contingent upon S&P receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
c: This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer’s bonds were deemed taxable. Discontinued use in January 2001.
G: The letter ‘G’ followed the rating symbol when a fund’s portfolio consisted primarily of direct U.S. government securities.
i: This suffix was used for issues in which the credit factors, terms, or both that determine the likelihood of receipt of payment of interest are different from the credit factors, terms, or both that determine the likelihood of receipt of principal on the obligation. The 'i' suffix indicated that the rating addressed the interest portion of the obligation only. The 'i' suffix was always used in conjunction with the 'p' suffix, which addresses likelihood of receipt of principal. For example, a rated obligation could have been assigned a rating of 'AAApNRi' indicating that the principal portion was rated 'AAA' and the interest portion of the obligation was not rated.
pi: This qualifier was used to indicate ratings that were based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer’s management and therefore, could have been based on less comprehensive information than ratings without a ‘pi’ suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd’s Syndicate Assessments.
pr: The letters ‘pr’ indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
q: A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
r: The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Fitch Ratings
Long-Term Credit Ratings
Investment Grade
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance, and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB: Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

March 20, 2023 | Prospectus  A-5

PIMCO Funds

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable.
C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange;
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
RD: Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation but has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and has not otherwise ceased operating. This would include:
i. the selective payment default on a specific class or currency of debt;
ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (’AA+‘; ’AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category.
Recovery Ratings
Recovery Ratings are assigned to selected individual securities and obligations, most frequently for individual obligations of corporate finance issuers with IDRs in speculative grade categories.
Among the factors that affect recovery rates for securities are the collateral, the seniority relative to other obligations in the capital structure (where appropriate), and the expected value of the company or underlying collateral in distress.
The Recovery Rating scale is based on the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following the liquidation or termination of the obligor or its associated collateral.
Recovery Ratings are an ordinal scale and do not attempt to precisely predict a given level of recovery. As a guideline in developing the rating assessments, the agency employs broad theoretical recovery bands in its ratings approach based on historical averages and analytical judgment, but actual recoveries for a given security may deviate materially from historical averages.
RR1: Outstanding recovery prospects given default. ‘RR1’ rated securities have characteristics consistent with securities historically recovering 91%-100% of current principal and related interest.
RR2: Superior recovery prospects given default. ‘RR2’ rated securities have characteristics consistent with securities historically recovering 71%-90% of current principal and related interest.
RR3: Good recovery prospects given default. ‘RR3’ rated securities have characteristics consistent with securities historically recovering 51%-70% of current principal and related interest.
RR4: Average recovery prospects given default. ‘RR4’ rated securities have characteristics consistent with securities historically recovering 31%-50% of current principal and related interest.
RR5: Below average recovery prospects given default. ‘RR5’ rated securities have characteristics consistent with securities historically recovering 11%-30% of current principal and related interest.
RR6: Poor recovery prospects given default. ‘RR6’ rated securities have characteristics consistent with securities historically recovering 0%-10% of current principal and related interest.

A-6  Prospectus | PIMCO Funds

Prospectus

Short-Term Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention (a long-term rating can also be used to rate an issue with short maturity). Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

March 20, 2023 | Prospectus  A-7

PIMCO Funds

Appendix B
Financial Firm-Specific Sales Charge Waivers and Discounts
The availability of initial and contingent deferred sales charge waivers and discounts may depend on the particular financial firm or type of account through which you purchase or hold Fund shares. For waivers or discounts not available through a particular financial firm, investors will have to purchase shares directly from the Fund (or the Distributor) or through another financial firm to receive such waivers or discounts.
The following descriptions of sales charge waivers and discounts for a particular financial firm and class(es) of shares set forth information provided by the financial firm that the firm has represented is current as of the date of this prospectus. These waivers or discounts, which may vary from those disclosed elsewhere in the prospectus, are subject to change. The Fund will update this Appendix periodically based on information provided by the applicable financial firm. Neither the Fund, the Investment Adviser nor PIMCO Investments LLC supervises the implementation of these waivers or discounts or verifies the firms’ administration of these waivers or discounts.
In all instances, it is an investor’s responsibility to notify the financial firm of any facts that may qualify the investor for sales charge waivers or discounts. Please contact your financial firm for more information regarding the sales charge waivers and discounts available to you and the firm’s related policies and procedures.
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares of Funds purchased through the Merrill Edge Self-Directed platform
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform (applicable to A and C shares only)
Class A shares sold as a result of exchanges of shares purchased through a Merrill Lynch affiliated investment advisory program due to the holdings moving from the program to a Merrill Lynch brokerage (non-advisory) account

Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill
Lynch’s policies relating to sales load discounts and waivers

Front end load Discounts Available at Merrill Lynch; Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time

B-1  Prospectus | PIMCO Funds

Prospectus

Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in the Fund's’ prospectus or SAI:
Class A Shares Front-End Sales Charge Waivers available at Ameriprise Financial
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's prospectus or SAI. For more information regarding the waivers described below, as well as other information regarding mutual fund fees, please see the “Mutual Fund Features, Share Classes and Compensation” brochure available on the Morgan Stanley Wealth Management website.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules.
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.
Shares purchased through a Morgan Stanley self-directed brokerage account.
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth
Management’s share class conversion program.

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.
Front-end sales load waivers on Class A Shares available at Raymond James
Shares purchased in an investment advisory program.
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
Employees and registered representatives of Raymond James and their family members as designated by Raymond James.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class as determined by Raymond James) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and the procedures of Raymond James. More information regarding mutual fund shares purchased through a
Raymond James platform or account, including the conversion described above, can be found in the Mutual Fund Investing disclosures available on the Raymond James website.

CDSC Waivers on Class A and C Shares available at Raymond James
Death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
Return of excess contributions from an IRA Account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the fund’s prospectus or SAI.

Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
Shares acquired through a right of reinstatement.

March 20, 2023 | Prospectus  B-2

PIMCO Funds

Front-end Load Discounts available at Raymond James: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus.
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective on March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in Fund shares through an Edward D. Jones & Co., L.P. (“Edward Jones”). Shareholders purchasing Fund shares through an Edward Jones commission or fee-based platform are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers), and discounts and purchase minimums, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Edward Jones
Shares purchased or exchanged by associates of Edward Jones and its affiliates and their family members who have accounts grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups,” as determined by Edward Jones under its policies and procedures). This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good standing and remains in good standing pursuant to Edward Jones’ policies and procedures.

Shares purchased through an Edward Jones fee-based program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment
Shares purchased from the proceeds of redeemed shares of the same fund family, provided (1) the proceeds are from the sale of shares within 60 days of the purchase, and (2) the sale and purchase are made in the same share class and the same account, or the purchase is made in an IRA with proceeds from liquidations in a non-retirement account

Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.

Exchanges from Class C shares to Class A shares of the same Fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones
CDSC Waivers on Class A and Class C Shares available at Edward Jones
Death or disability of the shareholder
Shares sold, in an amount that does not exceed 10% per year of the account value, as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable
Internal Revenue Service regulations

Shares sold to pay Edward Jones fees or costs but only if the transaction is initiated by Edward Jones
Shares exchanged in an Edward Jones fee-based program
Shares acquired through net asset value reinstatement
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Front-end Sales Charge Discounts Available at Edward Jones: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (“ROA”), which entitle shareholders to breakpoint discounts for the purchase of Class A shares, are determined by taking into account shares held in all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by a shareholder or others in the same pricing group. If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. Eligible fund family assets may be included in the ROA calculation only if the shareholder notifies
Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x
NAV).

Letters of Intent (“LOI”), which allow for sales charge and breakpoint discounts based on intended purchases within a fund family, through Edward Jones, over a 13-month period from the date
Edward Jones receives the LOI. Eligible fund family assets may be included in the LOI calculation only if the shareholder notifies Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◾Initial purchase minimum: $250
◾Subsequent purchase minimum: none
Minimum Balances

B-3  Prospectus | PIMCO Funds

Prospectus

Edward Jones has the right to redeem at its discretion Fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in Edward Jones’ policy:
◾A fee-based account held on an Edward Jones platform
◾A 529 account held on an Edward Jones platform
◾An account with an active systematic investment plan or LOI
Exchanging Share Classes
At any time it deems necessary, Edward Jones has the authority to exchange at net asset value a shareholder's holdings in a Fund to Class A shares of the same Fund
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-end sales charge waivers on Class A shares available at Janney
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family).
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. right of reinstatement).

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

Shares acquired through a right of reinstatement.
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same Fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares available at Janney
Shares sold upon the death or disability of the shareholder.
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
Shares purchased in connection with a return of excess contributions from an IRA account.
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
Shares acquired through a right of reinstatement.
Shares exchanged into the same share class of a different fund.
Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation (“ROA”), and/or letters of intent
Breakpoints as described in the Fund’s Prospectus.
ROA, which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 plan
Shares purchased through an OPCO affiliated investment advisory program
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the fund family)
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

A shareholder in the Fund’s Class C shares purchased prior to July 1, 2015 will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO. More information regarding mutual fund shares purchased through an OPCO platform or account, including the conversion described above, can be found in the disclosures available on the OPCO website.

March 20, 2023 | Prospectus  B-4

PIMCO Funds

Employees and registered representatives of OPCO or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in the prospectus
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Baird
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same Fund
Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird according to its policies and procedures
Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

A shareholder in the Fund’s Class C shares will have their share converted at net asset value to Class A shares of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Baird

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C Shares available at Baird
Shares sold due to death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
Shares bought due to returns of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s prospectus

Shares sold to pay Baird fees but only if the transaction is initiated by Baird
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts available at Baird: Breakpoints, Rights of Accumulation and/or Letters of Intent
Breakpoints as described in this prospectus
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the fund family through Baird, over a 13-month period of time
Effective October 30, 2020, shareholders purchasing Fund shares through Stifel, Nicolaus & Company, Incorporated and its broker-dealer affiliates are eligible for all applicable sales charge waivers as described in this prospectus. In addition, a front-end sales charge waiver with respect to Class A shares will apply to Class C shares held for at least seven years that are converted at net asset value to Class A shares of the same Fund. The conversion from Class C shares to Class A shares will occur monthly based on the age of the shares on the last day of the month. This waiver may differ from those disclosed elsewhere in the Fund's prospectus or SAI.
Effective February 22, 2021, shareholders purchasing Fund shares through a US Bancorp Investments, Inc. (“USBI”) platform or who own shares for which USBI is the broker-dealer (where the shares are held in an omnibus account) will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.

B-5  Prospectus | PIMCO Funds

Prospectus

USBI Conversion of Class C shares
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge are systematically converted to the Class A shares of the same fund pursuant to USBI’s share class exchange policy.
All other sales charge waivers and reduction described elsewhere in a Fund’s Prospectus or SAI still apply.
Shareholders purchasing Fund shares, including existing Fund shareholders, through a D.A. Davidson & Co. (“D.A. Davidson”) platform or account, or through an introducing broker-dealer or independent registered investment adviser for which D.A. Davidson provides trade execution, clearance, and/or custody services will be eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund's prospectus or SAI.
Shareholders in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures. All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.

March 20, 2023 | Prospectus  B-6

INVESTMENT ADVISER AND ADMINISTRATOR
PIMCO, 650 Newport Center Drive, Newport Beach, CA 92660
DISTRIBUTOR
PIMCO Investments LLC, 1633 Broadway, New York, NY 10019
CUSTODIAN
State Street Bank & Trust Co., 801 Pennsylvania Avenue, Kansas City, MO 64105
TRANSFER AGENT
SS&C Global Investor and Distribution Solutions, Inc.
Institutional Class, I-2, I-3 and Administrative Class — 430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407
Class A and Class C — P.O. Box 219294, Kansas City, MO 64121-9294
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, MO 64106-2197
LEGAL COUNSEL
Dechert LLP, 1900 K Street N.W., Washington, D.C. 20006

For further information about the PIMCO Funds, call 888.87.PIMCO or visit our Web site at pimco.com.

PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
The Trust’s SAI and annual and semi-annual reports, once available, to shareholders include additional information about the Fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The Fund's annual report, once available, discusses the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.
The SAI contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Fund. You can get a free copy of the SAI.
You may get free copies of any of these materials or request other information about the Fund by calling the Trust at 888.87.PIMCO (888.877.4626) or by writing to:
PIMCO Funds
650 Newport Center Drive
Newport Beach, CA 92660
Daily updates on the NAV of a Fund may be obtained by calling 1-888-87-PIMCO.
As permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports unless you specifically request paper copies from your financial intermediary, such as a broker-dealer or bank, in which case the financial intermediary is expected to provide it free of charge. Instead, the shareholder reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary. Paper copies of the Fund's shareholder reports are required to be provided free of charge by the financial intermediary.
You may access reports and other information about the Trust on the EDGAR Database on the Commission’s website at www.sec.gov. You may get copies of additional information about the Trust, including its SAI, with payment of a duplication fee, by e-mailing your request to publicinfo@sec.gov.
You can also visit our website at pimco.com for additional information about the Fund, including the SAI and the annual and semi-annual reports, which are available for download free of charge.
Reference the Trust’s Investment Company Act file number in your correspondence.
Investment Company Act File Number: 811-05028
PF0011_032023